Exhibit 99.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Quarterly Financial Highlights

($ in millions except for per share data)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Individual investments	$330.3	$314.5	$401.8	$364.8	$193.2
Retirement plans	281.0	275.0	256.2	247.4	276.4
Individual protection	354.7	346.3	359.6	349.6	368.0
Corporate and other	144.3	82.7	19.6	102.3	109.9

Total operating revenues	$1,110.3	$1,018.5	$1,037.2	$1,064.1	$947.5

Net realized investment gains/(losses) (1)	(29.8)	(533.9)	(811.0)	(38.4)	219.1

Total revenues	$1,080.5	$484.6	$226.2	$1,025.7	$1,166.6

Pre-tax Operating Earnings (Loss)
Individual investments	$47.7	$(120.7)	$(209.7)	$16.8	$9.9
Retirement plans	55.6	55.3	37.4	33.3	48.8
Individual protection	78.4	72.2	41.0	61.0	12.6
Corporate and other	4.9	(50.4)	(129.4)	(4.4)	8.8

Pre-tax operating earnings (loss)	$186.6	$(43.6)	$(260.7)	$106.7	$80.1
Federal income tax expense	59.0	(21.8)	(109.0)	26.6	0.9

Net operating earnings (loss)	$127.6	$(21.8)	$(151.7)	$80.1	$79.2

Net realized investment gains/(losses), net of taxes (2)	(41.5)	(315.4)	(476.6)	(187.5)	126.6

Discontinued operations, net of taxes	(0.7)	(9.2)	(4.2)	-	-

Net income (loss)	$85.4	$(346.4)	$(632.5)	$(107.4)	$205.8

Sales by Channel
Non-affiliated
Independent broker/dealers	$1,425.4	$1,291.1	$1,277.9	$1,326.9	$1,264.7
Financial institutions	553.3	462.5	759.1	544.4	645.6
Wirehouse and regional firms	608.9	522.2	561.9	552.4	527.8
Pension plan administrators	101.1	109.1	129.3	99.9	78.0
Life specialists	95.3	47.2	105.5	112.1	73.1
Affiliated
Nationwide Retirement Solutions	1,114.2	1,135.6	1,099.0	1,072.2	1,054.0
Nationwide Financial Network	316.6	302.0	318.0	281.6	265.1
Mullin TBG	53.5	22.4	15.7	-	-

Total	$4,268.3	$3,892.1	$4,266.4	$3,989.5	$3,908.3

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Quarterly Financial Highlights

($ in millions except for per share data)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Balance Sheet Data
Total assets	$110,771.2	$102,296.7	$94,472.6	$91,134.4	$96,034.9

Customer funds managed and administered	$152,818.5	$140,882.5	$126,925.8	$122,321.5	$132,249.6

Total equity
Including accumulated other comprehensive income (AOCI) (1) and noncontrolling interest (NCI)	$5,370.7	$4,662.2	$3,474.8	$3,448.3	$4,193.7
AOCI	(525.2)	(844.4)	(1,370.8)	(1,545.5)	(992.1)
NCI	458.1	450.6	416.6	405.0	390.8

Excluding AOCI and NCI	$5,437.8	$5,056.0	$4,429.0	$4,588.8	$4,795.0

Net operating return on average equity excluding AOCI and NCI	9.4%	(1.7%)	(12.8%)	7.1%	6.8%

Statutory capital and surplus	$3,015.0	$2,825.8	$2,749.9	$2,429.5	$2,919.5

(1)	Includes changes in fair value of certain investments and derivatives under SFAS 115 and SFAS 133.

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

NFS Operating Segment Reporting Structure

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Quarterly Consolidated Income Statements

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Asset fees	$187.6	$174.3	$131.3	$120.9	$140.6
Cost of insurance charges	111.2	113.4	115.6	118.2	117.6
Administrative fees	39.4	33.1	35.0	29.1	46.6
Surrender fees	16.2	16.0	22.3	18.1	14.6

Total policy charges	354.4	336.8	304.2	286.3	319.4

Premiums	105.2	89.8	113.6	118.1	127.8
Net investment income	511.5	480.8	459.5	484.7	514.5
Operating realized gains (losses)	(4.1)	(21.2)	49.0	76.6	(118.5)
Other income	143.3	132.3	110.9	98.4	104.3

Total operating revenues	1,110.3	1,018.5	1,037.2	1,064.1	947.5

Benefits
Interest credited to policyholder accounts	294.1	300.8	303.3	282.6	293.3
Life insurance and annuity benefits	178.7	188.1	336.9	299.5	135.1
Policyholder dividends	24.4	23.7	21.1	21.4	23.5

Total benefits	497.2	512.6	661.3	603.5	451.9

Expenses
Commissions	179.9	154.0	159.4	134.4	147.3
General operating expenses	239.5	219.5	287.5	232.4	215.4
Deferral of policy acquisition costs	(158.1)	(128.6)	(146.4)	(123.4)	(132.4)

Subtotal	261.3	244.9	300.5	243.4	230.3

Amortization of policy acquisition costs	135.2	268.9	300.2	77.6	138.1
Amortization of VOBA and other intangible assets	4.1	9.6	10.0	6.9	21.3
Interest expense	25.9	26.1	25.9	26.0	25.8

Total expenses	426.5	549.5	636.6	353.9	415.5

Pre-tax operating earnings (loss)	$186.6	$(43.6)	$(260.7)	$106.7	$80.1
Federal income tax expense	59.0	(21.8)	(109.0)	26.6	0.9

Net operating earnings (loss)	$127.6	$(21.8)	$(151.7)	$80.1	$79.2

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	(1.4)	(17.2)	1.2	17.0	18.5
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(62.1)	(257.8)	(367.8)	(212.5)	(25.3)
Credit default swaps	(1.1)	(4.0)	2.3	(3.4)	3.9
Derivatives, excluding hedging gains and losses on sales and credit default swaps	20.5	(42.0)	(129.3)	12.9	131.3
Amounts credited to policyholder dividend obligation	2.4	5.6	16.8	(1.5)	(1.8)
Adjustment to VOBA amortization	0.2	-	0.2	-	-

Subtotal	(41.5)	(315.4)	(476.6)	(187.5)	126.6

Discontinued operations, net of taxes	(0.7)	(9.2)	(4.2)	-	-

Net income (loss)	$85.4	$(346.4)	$(632.5)	$(107.4)	$205.8

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Combining Income Statement

For the three months ended June 30, 2009

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$104.7	$26.6	$9.3	$-	$140.6
Cost of insurance charges	-	-	117.6	-	117.6
Administrative fees	11.7	2.2	32.7	-	46.6
Surrender fees	7.6	-	7.0	-	14.6

Total policy charges	124.0	28.8	166.6	-	319.4
Premiums	52.3	-	75.5	-	127.8
Net investment income	144.3	175.8	125.4	69.0	514.5
Operating realized gains (losses)	(130.5)	-	-	12.0	(118.5)
Other income	3.1	71.8	0.5	28.9	104.3

Total operating revenues	193.2	276.4	368.0	109.9	947.5

Benefits
Interest credited to policyholder accounts	97.8	113.3	52.3	29.9	293.3
Life insurance and annuity benefits	(12.6)	-	147.7	-	135.1
Policyholder dividends	-	-	23.5	-	23.5

Total benefits	85.2	113.3	223.5	29.9	451.9

Expenses
Commissions	79.8	32.8	32.7	2.0	147.3
General operating expenses	46.3	71.7	54.3	43.1	215.4
Deferral of policy acquisition costs	(81.6)	(7.8)	(43.0)	-	(132.4)

Subtotal	44.5	96.7	44.0	45.1	230.3
Amortization of policy acquisition costs	53.3	16.9	67.9	-	138.1
Amortization of VOBA and other intangible assets	0.3	0.7	20.0	0.3	21.3
Interest expense	-	-	-	25.8	25.8

Total expenses	98.1	114.3	131.9	71.2	415.5

Pre-tax operating earnings (loss)	$9.9	$48.8	$12.6	$8.8	$80.1

Federal income tax expense					0.9

Net operating earnings (loss)					$79.2

Net realized investment gains/(losses), net of taxes (1)					126.6

Discontinued operations, net of taxes					-

Net income (loss)					$205.8

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Combining Income Statement

For the three months ended June 30, 2008

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$145.2	$29.5	$12.9	$-	$187.6
Cost of insurance charges	-	-	111.2	-	111.2
Administrative fees	8.3	3.4	27.7	-	39.4
Surrender fees	9.7	0.5	6.0	-	16.2

Total policy charges	163.2	33.4	157.8	-	354.4

Premiums	30.0	-	75.2	-	105.2
Net investment income	129.9	160.3	120.8	100.5	511.5
Operating realized gains (losses)	-	-	-	(4.1)	(4.1)
Other income	7.2	87.3	0.9	47.9	143.3

Total operating revenues	330.3	281.0	354.7	144.3	1,110.3

Benefits
Interest credited to policyholder accounts	92.4	106.5	48.3	46.9	294.1
Life insurance and annuity benefits	57.3	-	121.4	-	178.7
Policyholder dividends	-	-	24.4	-	24.4

Total benefits	149.7	106.5	194.1	46.9	497.2

Expenses
Commissions	85.2	42.2	49.3	3.2	179.9
General operating expenses	44.4	73.2	58.9	63.0	239.5
Deferral of policy acquisition costs	(82.1)	(8.9)	(67.1)	-	(158.1)

Subtotal	47.5	106.5	41.1	66.2	261.3

Amortization of policy acquisition costs	82.0	12.0	41.2	-	135.2
Amortization of VOBA and other intangible assets	3.4	0.4	(0.1)	0.4	4.1
Interest expense	-	-	-	25.9	25.9

Total expenses	132.9	118.9	82.2	92.5	426.5

Pre-tax operating earnings (loss)	$47.7	$55.6	$78.4	$4.9	$186.6

Federal income tax expense					59.0

Net operating earnings (loss)					$127.6

Net realized investment gains/(losses), net of taxes (1)					(41.5)

Discontinued operations, net of taxes					(0.7)

Net income (loss)					$85.4

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:   The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Quarterly Consolidated Balance Sheets

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Assets
Investments
Securities available-for-sale, at fair value:

Fixed maturity securities	$26,209.8	$24,849.6	$23,069.7	$23,726.9	$25,696.6
Equity securities	114.7	69.3	60.7	47.6	51.7
Trading assets	55.4	63.7	66.1	59.1	54.4
Mortgage loans on real estate, net	7,940.6	7,913.9	7,888.2	7,728.5	7,514.3
Real estate	18.0	16.4	16.5	16.4	16.6
Policy loans	1,042.0	1,050.4	1,095.6	1,080.1	1,067.8
Other long-term investments	1,156.0	1,228.8	968.1	914.3	922.5
Short-term investments	1,008.5	1,188.6	3,055.0	2,385.4	1,703.1

Total investments	37,545.0	36,380.7	36,219.9	35,958.3	37,027.0

Cash	180.9	145.0	165.5	132.8	77.5
Accrued investment income	337.7	388.7	352.1	417.3	385.5
Deferred policy acquisition costs	4,367.6	4,428.3	4,523.8	4,286.0	4,060.5
Value of business acquired	345.7	338.2	334.0	321.9	316.4
Other intangible assets	42.7	41.9	17.1	16.7	16.2
Goodwill	301.2	292.4	246.5	246.5	246.5
Other assets	1,893.8	2,373.0	3,773.0	4,229.7	2,975.2
Separate account assets	65,756.6	57,908.5	48,840.7	45,525.2	50,930.1

Total assets	$110,771.2	$102,296.7	$94,472.6	$91,134.4	$96,034.9

Liabilities and equity
Future policy benefits and claims	$34,568.6	$34,252.3	$35,720.0	$35,720.7	$34,618.0
Short-term debt	412.5	336.6	295.7	312.6	384.1
Long-term debt	1,660.1	1,720.3	1,725.9	1,726.0	1,726.1
Other liabilities	3,002.7	3,416.8	4,415.5	4,401.6	4,182.9
Separate account liabilities	65,756.6	57,908.5	48,840.7	45,525.2	50,930.1

	105,400.5	97,634.5	90,997.8	87,686.1	91,841.2

Total equity	5,370.7	4,662.2	3,474.8	3,448.3	4,193.7

Total liabilities and equity	$110,771.2	$102,296.7	$94,472.6	$91,134.4	$96,034.9

Capital Structure

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Total capital, including AOCI and NCI	$7,030.8	$6,382.5	$5,200.7	$5,174.3	$5,919.8
Less AOCI	(525.2)	(844.4)	(1,370.8)	(1,545.5)	(992.1)
Less NCI	458.1	450.6	416.6	405.0	390.8

Total capital, excluding AOCI and NCI	$7,097.9	$6,776.3	$6,154.9	$6,314.8	$6,521.1

Leverage, excluding AOCI and NCI
Long-term debt—to—total capital	23.4%	25.4%	28.0%	27.3%	26.5%

Ratio of pre-tax operating earnings (loss) before interest expense to interest expense	8.2X	-0.7X	-9.1X	5.1X	4.1X

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Investments

Quarterly Earnings Trends

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Asset fees	$145.2	$135.7	$102.9	$95.2	$104.7
Administrative fees	8.3	8.9	9.2	8.6	11.7
Surrender fees	9.7	11.0	11.3	10.4	7.6

Total policy charges	163.2	155.6	123.4	114.2	124.0

Net Investment Income
General account assets	134.3	132.8	131.5	130.0	150.2
Charge for invested capital	(4.4)	(1.3)	0.5	(7.2)	(5.9)

Total net investment income	129.9	131.5	132.0	122.8	144.3

Premiums	30.0	20.2	35.9	41.2	52.3
Operating realized gains	-	-	106.9	82.0	(130.5)
Other income	7.2	7.2	3.6	4.6	3.1

Total operating revenues	330.3	314.5	401.8	364.8	193.2

Benefits
Interest credited to policyholder accounts	92.4	93.3	97.4	94.1	97.8
Immediate annuity benefits	31.5	19.5	31.6	36.5	46.1
Policy benefits	25.8	50.9	164.7	125.9	(58.7)

Total benefits	149.7	163.7	293.7	256.5	85.2

Expenses
Commissions	85.2	75.4	87.0	69.8	79.8
General operating expenses	44.4	39.9	50.6	49.2	46.3
Deferral of policy acquisition costs	(82.1)	(70.6)	(84.6)	(71.7)	(81.6)

Subtotal	47.5	44.7	53.0	47.3	44.5

Amortization of policy acquisition costs	82.0	226.3	261.7	44.1	53.3
Amortization of VOBA and other intangible assets	3.4	0.5	3.1	0.1	0.3

Total expenses	132.9	271.5	317.8	91.5	98.1

Pre-tax operating earnings (loss)	$47.7	$(120.7)	$(209.7)	$16.8	$9.9

Key Ratios/Statistics
Average Account Values:
General account	$10,181.8	$10,028.4	$10,976.7	$11,861.6	$11,524.1
Separate account	38,688.8	36,171.4	30,721.3	26,623.8	27,331.9
Advisory services program	563.6	441.3	221.2	41.3	-

Total average individual investments account values	$49,434.2	$46,641.1	$41,919.2	$38,526.7	$38,856.0

Earned rate	5.28%	5.30%	4.79%	4.38%	5.21%
Credited rate	3.63%	3.72%	3.55%	3.17%	3.39%

Interest spread on average general account values	1.65%	1.58%	1.24%	1.21%	1.82%
Income from mortgage loan prepayments and bond call premiums	0.00%	0.09%	0.03%	0.01%	0.05%

Base interest spread on average general account values	1.65%	1.49%	1.21%	1.20%	1.77%

Asset fees to average separate account values	1.50%	1.50%	1.34%	1.43%	1.53%
General operating expenses to average account values	0.36%	0.34%	0.48%	0.51%	0.48%
Pre-tax operating earnings (loss) to average account values	0.39%	-1.04%	-2.00%	0.17%	0.10%
Pre-tax operating earnings (loss) to operating revenues	14.4%	-38.4%	-52.2%	4.6%	5.1%
Average allocated capital	$1,392.0	$1,347.6	$1,216.4	$1,142.2	$1,249.5
Return on average allocated capital	9.8%	-21.7%	-43.1%	6.5%	5.9%

Individual Investments Account Value Activity

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Variable Annuities
Balance, beginning of period	$42,698.3	$42,075.0	$37,660.1	$32,954.3	$30,964.2

Deposits	1,217.8	978.5	1,052.0	959.1	1,046.6
Withdrawals and surrenders	(1,678.9)	(1,546.4)	(1,296.0)	(1,105.2)	(975.1)

Net flows	(461.1)	(567.9)	(244.0)	(146.1)	71.5

Investment performance/interest credited to policyholder accounts	85.7	(4,034.8)	(5,710.5)	(1,594.1)	3,364.2
Policy charges	(161.7)	(154.4)	(122.0)	(113.2)	(123.0)
Benefits and other	(86.2)	342.2	1,370.7	(136.7)	(767.7)

Balance, end of period	$42,075.0	$37,660.1	$32,954.3	$30,964.2	$33,509.2

Individual Fixed Annuities
Balance, beginning of period	$4,468.0	$4,273.1	$4,155.0	$4,406.9	$4,420.5

Deposits	45.0	81.5	451.0	152.9	226.6
Withdrawals and surrenders	(275.3)	(236.4)	(240.1)	(176.9)	(143.3)

Net flows	(230.3)	(154.9)	210.9	(24.0)	83.3

Policyholder interest credited	37.9	36.8	37.3	40.5	41.2
Policy charges	(0.9)	(0.9)	(1.0)	(0.6)	(0.6)
Benefits and other	(1.6)	0.9	4.7	(2.3)	(1.2)

Balance, end of period	$4,273.1	$4,155.0	$4,406.9	$4,420.5	$4,543.2

Income Products	$2,124.1	$2,112.3	$2,107.4	$2,117.5	$2,157.4
Advisory Services Program	$522.8	$359.8	$82.6	$-	$-

Total individual investment account values	$48,995.0	$44,287.2	$39,551.2	$37,502.2	$40,209.8

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Investments

Account Values by Product

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Variable Annuities
BEST of AMERICA products	$35,183.3	$31,657.3	$27,934.2	$26,253.1	$28,427.2
Private label annuities	6,638.2	5,793.0	4,860.4	4,569.0	4,935.1
Nationwide Financial Network and other	253.5	209.8	159.7	142.1	146.9

Total individual variable annuities	$42,075.0	$37,660.1	$32,954.3	$30,964.2	$33,509.2

Individual Fixed Annuities	$4,273.1	$4,155.0	$4,406.9	$4,420.5	$4,543.2
Income Products	$2,124.1	$2,112.3	$2,107.4	$2,117.5	$2,157.4
Advisory Services Program	$522.8	$359.8	$82.6	$-	$-

Total individual investment account values	$48,995.0	$44,287.2	$39,551.2	$37,502.2	$40,209.8

Individual Investments Sales by Product
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Variable Annuities
BEST of AMERICA products	$997.1	$804.4	$899.9	$830.4	$936.9
Private label annuities	113.5	89.2	96.6	78.6	67.4
Nationwide Financial Network and other	0.5	0.4	0.3	0.2	0.1

Total individual variable annuities	$1,111.1	$894.0	$996.8	$909.2	$1,004.4

Individual Fixed Annuities	$43.1	$77.2	$442.1	$150.9	$225.4
Income Products	$57.5	$37.7	$54.3	$58.4	$75.0
Advisory Services Program	$24.9	$4.6	$1.3	$-	$-

Total individual investment sales	$1,236.6	$1,013.5	$1,494.5	$1,118.5	$1,304.8

Individual Investments Sales by Channel
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$364.0	$312.9	$374.5	$344.5	$383.6
Wirehouse and regional firms	313.4	234.8	263.3	240.0	244.1
Financial institutions	360.2	285.6	301.1	277.9	336.2
Affiliated
Nationwide Financial Network	73.5	60.7	57.9	46.8	40.5

Total individual variable annuities	$1,111.1	$894.0	$996.8	$909.2	$1,004.4

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$6.5	$12.3	$46.6	$17.5	$12.2
Wirehouse and regional firms	2.7	7.7	39.7	15.2	16.7
Financial institutions	14.6	26.3	314.3	87.5	170.6
Affiliated
Nationwide Financial Network	19.3	30.9	41.5	30.7	25.9

Total individual fixed annuities	$43.1	$77.2	$442.1	$150.9	$225.4

Income Products
Non-affiliated
Independent broker/dealers	$28.6	$16.6	$25.3	$25.4	$34.0
Wirehouse and regional firms	16.4	12.5	19.2	20.4	25.0
Financial institutions	8.7	4.9	5.4	8.9	11.9
Affiliated
Nationwide Financial Network	3.8	3.7	4.4	3.7	4.1

Total income products	$57.5	$37.7	$54.3	$58.4	$75.0

Advisory Services Program
Non-affiliated
Independent broker/dealers	$18.3	$3.3	$1.2	$-	$-
Financial institutions	1.3	0.5	-	-	-
Affiliated
Nationwide Financial Network	5.3	0.8	0.1	-	-

Total advisory services program	$24.9	$4.6	$1.3	$-	$-

Total individual investment sales	$1,236.6	$1,013.5	$1,494.5	$1,118.5	$1,304.8

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Retirement Plans

Quarterly Earnings Trends

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Asset fees	$29.5	$26.3	$18.6	$17.0	$26.6
Administrative fees	3.4	2.6	5.2	2.7	2.2
Surrender fees	0.5	0.4	0.4	0.6	-

Total policy charges	33.4	29.3	24.2	20.3	28.8

Net investment income	160.3	163.9	164.9	161.4	175.8
Other income	87.3	81.8	67.1	65.7	71.8

Total operating revenues	281.0	275.0	256.2	247.4	276.4

Benefits
Interest credited to policyholder accounts	106.5	110.6	111.2	105.2	113.3
Other policy benefits	-	1.1	(1.1)	-	-

Total benefits	106.5	111.7	110.1	105.2	113.3
Expenses
Commissions	42.2	39.5	32.4	31.8	32.8
General operating expenses	73.2	67.4	74.7	76.9	71.7
Deferral of policy acquisition costs	(8.9)	(8.5)	(7.9)	(7.7)	(7.8)

Subtotal	106.5	98.4	99.2	101.0	96.7
Amortization of policy acquisition costs	12.0	9.1	9.4	7.7	16.9
Amortization of VOBA and other intangible assets	0.4	0.5	0.1	0.2	0.7

Total expenses	118.9	108.0	108.7	108.9	114.3

Pre-tax operating earnings	$55.6	$55.3	$37.4	$33.3	$48.8

Key Ratios/Statistics
Average Account Values:
General account	$11,122.8	$11,214.5	$11,396.7	$11,590.8	$11,711.2
Separate account	14,881.8	13,880.9	11,805.6	10,259.0	10,453.7
Non insurance assets	20,985.4	20,123.7	17,507.1	15,648.4	16,525.5
Administration only	29,746.7	28,856.2	26,301.4	24,427.8	25,692.1

Total average retirement plan account values	$76,736.7	$74,075.3	$67,010.8	$61,926.0	$64,382.5

Earned rate	5.77%	5.84%	5.78%	5.57%	6.00%
Credited rate	3.83%	3.95%	3.90%	3.63%	3.87%

Interest spread on average general account values	1.94%	1.89%	1.88%	1.94%	2.13%
Income from mortgage loan prepayments and bond call premiums	0.05%	0.06%	0.03%	0.01%	0.11%

Base interest spread on average general account values	1.89%	1.83%	1.85%	1.93%	2.02%

Asset fees to average separate account values	0.79%	0.76%	0.63%	0.66%	1.02%

General operating expenses to average account values	0.38%	0.36%	0.45%	0.50%	0.45%

Pre-tax operating earnings to average account values	0.29%	0.30%	0.22%	0.22%	0.30%

Pre-tax operating earnings to operating revenue	19.8%	20.1%	14.6%	13.5%	17.7%

Average allocated capital	$770.3	$762.0	$753.8	$757.6	$729.7

Return on average allocated capital	19.2%	19.9%	13.9%	12.9%	19.7%

Retirement Plans
Account Value Activity
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Private Sector Pension Plans
Balance, beginning of period	$30,571.0	$30,668.7	$27,805.1	$23,647.2	$22,895.2

New deposits/sales	1,496.5	1,451.6	1,292.5	1,485.0	1,234.5
Participant withdrawals and surrenders	(1,406.6)	(1,300.7)	(1,212.5)	(1,113.8)	(1,178.0)

Net flows	89.9	150.9	80.0	371.2	56.5

Investment performance/interest credited to policyholder accounts	70.1	(2,957.7)	(4,119.1)	(1,079.0)	2,684.7
Policy charges and other	(62.3)	(56.8)	(47.6)	(44.2)	(50.3)
Case acquisitions/(terminations), net	-	-	(71.2)	-	(68.1)

Balance, end of period	$30,668.7	$27,805.1	$23,647.2	$22,895.2	$25,518.0

Public Sector Pension Plans
Balance, beginning of period	$45,975.0	$46,258.7	$43,418.1	$39,150.9	$38,158.5

New deposits/sales	1,107.5	1,127.4	1,092.0	1,074.1	1,040.2
Participant withdrawals and surrenders	(826.4)	(794.0)	(753.1)	(736.5)	(581.4)

Net flows	281.1	333.4	338.9	337.6	458.8

Investment performance/interest credited	131.8	(3,113.6)	(4,593.4)	(1,260.1)	3,050.2
Policy charges and other	(18.6)	(18.6)	(14.9)	(13.6)	(19.7)
Case acquisitions/(terminations), net	(110.6)	(41.8)	2.2	(56.3)	545.3

Balance, end of period	$46,258.7	$43,418.1	$39,150.9	$38,158.5	$42,193.1

Total retirement plan account values	$76,927.4	$71,223.2	$62,798.1	$61,053.7	$67,711.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Retirement Plans

Account Values by Product

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$6,235.8	$5,470.4	$4,543.5	$4,343.0	$4,628.5
BEST of AMERICA trust products	21,154.0	19,093.3	15,920.8	15,376.0	17,675.0

Subtotal BEST of AMERICA	27,389.8	24,563.7	20,464.3	19,719.0	22,303.5

Nationwide Financial Network products	955.9	874.6	778.5	746.3	806.6
Nationwide employee and agent benefit plans	1,859.1	1,911.8	1,954.4	1,990.6	1,978.0
Other	463.9	455.0	450.0	439.3	429.9

Total private sector pension plans	$30,668.7	$27,805.1	$23,647.2	$22,895.2	$25,518.0

Public Sector Pension Plans
IRC Section 457 annuities	$16,394.5	$15,569.6	$14,396.6	$14,057.2	$14,910.2
Administration only agreements	29,864.2	27,848.5	24,754.3	24,101.3	27,282.9

Total public sector pension plans	$46,258.7	$43,418.1	$39,150.9	$38,158.5	$42,193.1

Total retirement plan account values	$76,927.4	$71,223.2	$62,798.1	$61,053.7	$67,711.1

Retirement Plans

Sales by Product

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$218.7	$201.3	$185.7	$205.0	$178.7
BEST of AMERICA trust products	1,205.0	1,141.3	980.6	1,184.9	983.8

Subtotal BEST of AMERICA	1,423.7	1,342.6	1,166.3	1,389.9	1,162.5

Nationwide Financial Network products	32.6	40.7	56.5	37.7	34.5
Other	19.5	21.1	49.7	4.9	4.0

Total private sector pension plans	$1,475.8	$1,404.4	$1,272.5	$1,432.5	$1,201.0

Public Sector Pension Plans
IRC Section 457 annuities	$443.4	$434.2	$458.4	$419.3	$384.8
Administration only agreements	663.3	693.3	632.9	646.5	663.7

Total public sector pension plans	1,106.7	1,127.5	1,091.3	1,065.8	1,048.5

Total retirement plan sales	$2,582.5	$2,531.9	$2,363.8	$2,498.3	$2,249.5

Retirement Plans

Sales by Channel

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$927.2	$872.1	$763.9	$871.3	$764.9
Wirehouse and regional firms	256.6	251.2	223.6	262.7	224.4
Financial institutions	152.7	130.8	122.5	160.0	107.6
Pension plan administrators	101.1	109.1	129.3	99.9	78.0
Affiliated
Nationwide Retirement Solutions	7.5	8.1	7.7	6.4	5.5
Nationwide Financial Network	30.7	33.1	25.5	32.2	20.6

Total private sector pension plans	$1,475.8	$1,404.4	$1,272.5	$1,432.5	$1,201.0

Public Sector Pension Plans
Nationwide Retirement Solutions	$1,106.7	$1,127.5	$1,091.3	$1,065.8	$1,048.5

Total retirement plan sales	$2,582.5	$2,531.9	$2,363.8	$2,498.3	$2,249.5

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Protection

Quarterly Earnings Trends

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Asset fees	$12.9	$12.3	$9.8	$8.7	$9.3
Cost of insurance charges	111.2	113.4	115.6	118.2	117.6
Administrative fees	27.7	21.6	20.6	17.8	32.7
Surrender fees	6.0	4.6	10.6	7.1	7.0

Total policy charges	157.8	151.9	156.6	151.8	166.6

Net Investment Income
General account assets	123.7	127.3	127.5	122.8	128.1
Charge for invested capital	(2.9)	(3.4)	(2.9)	(2.4)	(2.7)

Total net investment income	120.8	123.9	124.6	120.4	125.4

Premiums	75.2	69.6	77.7	76.9	75.5
Other income	0.9	0.9	0.7	0.5	0.5

Total operating revenues	354.7	346.3	359.6	349.6	368.0

Benefits
Interest credited to policyholder accounts	48.3	50.1	50.1	49.6	52.3
Life benefits	121.4	116.6	141.7	137.1	147.7
Policyholder dividends	24.4	23.7	21.1	21.4	23.5

Total benefits	194.1	190.4	212.9	208.1	223.5

Expenses
Commissions	49.3	34.9	36.1	30.2	32.7
General operating expenses	58.9	56.6	87.7	62.2	54.3
Deferral of policy acquisition costs	(67.1)	(49.5)	(53.9)	(44.0)	(43.0)

Subtotal	41.1	42.0	69.9	48.4	44.0

Amortization of policy acquisition costs	41.2	33.5	29.1	25.8	67.9
Amortization of VOBA and other intangible assets	(0.1)	8.2	6.7	6.3	20.0

Total expenses	82.2	83.7	105.7	80.5	131.9

Pre-tax operating earnings	$78.4	$72.2	$41.0	$61.0	$12.6

Key Ratios/Statistics
General operating expenses to operating revenues	16.6%	16.3%	24.4%	17.8%	14.8%
Pre-tax operating earnings to operating revenues	22.1%	20.8%	11.4%	17.4%	3.4%
Average allocated capital	$2,042.4	$2,053.6	$2,043.5	$1,988.3	$1,947.6
Return on average allocated capital	10.2%	9.5%	5.7%	8.6%	2.5%

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Individual Protection Policy Reserves
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual investment life	$5,748.4	$5,083.7	$4,159.4	$3,873.4	$4,284.8
Corporate investment life - excluding experience rated BOLI	7,065.0	6,620.3	7,472.7	7,238.8	7,665.1
Corporate investment life - experience rated BOLI	1,474.6	1,305.2	1,076.2	1,067.1	1,079.9

Subtotal investment life	14,288.0	13,009.2	12,708.3	12,179.3	13,029.8

Traditional life	4,166.0	4,156.9	4,154.8	4,125.7	4,127.6
Universal life	1,327.7	1,354.8	1,386.9	1,409.2	1,464.0

Subtotal fixed life	5,493.7	5,511.7	5,541.7	5,534.9	5,591.6

Total individual protection policy reserves	$19,781.7	$18,520.9	$18,250.0	$17,714.2	$18,621.4

Individual Protection Insurance In Force
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual investment life	$57,030.2	$56,290.1	$55,352.8	$54,379.2	$53,410.7
Corporate investment life - excluding experience rated BOLI	12,150.9	11,796.8	11,347.5	10,867.6	11,179.6
Corporate investment life - experience rated BOLI	13,270.7	13,261.2	13,259.3	13,255.5	13,247.9

Subtotal investment life	82,451.8	81,348.1	79,959.6	78,502.3	77,838.2

Traditional life	47,294.6	49,687.3	53,685.7	54,115.8	55,200.6
Universal life	10,983.6	11,445.7	11,714.8	11,735.0	12,151.2

Subtotal fixed life	58,278.2	61,133.0	65,400.5	65,850.8	67,351.8

Total individual protection insurance in force	$140,730.0	$142,481.1	$145,360.1	$144,353.1	$145,190.0

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Protection

Sales by Product

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
BEST of AMERICA Variable Life Series
First year sales	$32.9	$24.8	$19.3	$16.8	$12.5
Renewal sales	72.9	73.4	67.5	66.4	67.7

Total BEST of AMERICA variable life series	105.8	98.2	86.8	83.2	80.2

Nationwide Financial Network Variable Life Products
First year sales	1.8	0.8	1.6	0.4	0.2
Renewal sales	38.9	38.4	36.8	36.7	35.1

Total Nationwide Financial Network variable life products	40.7	39.2	38.4	37.1	35.3

Corporate Owned Life Insurance (COLI)
First year sales	49.3	36.7	55.2	20.7	10.5
Renewal sales	99.5	32.9	66.0	91.4	62.6

Total COLI	148.8	69.6	121.2	112.1	73.1

Traditional/Universal life
First year sales	41.4	31.6	39.3	29.5	50.4
Renewal sales	112.5	108.1	122.4	110.8	115.0

Total traditional/universal life	153.9	139.7	161.7	140.3	165.4

Total individual protection sales	$449.2	$346.7	$408.1	$372.7	$354.0

Individual Protection Sales by Channel
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Non-affiliated
Independent broker/dealers	$80.8	$73.9	$66.4	$68.2	$70.0
Wirehouse and regional firms	19.8	16.0	16.1	14.1	17.6
Financial institutions	15.8	14.4	15.8	10.1	19.3
Life specialists	95.3	47.2	105.5	112.1	73.1
Affiliated
Nationwide Financial Network	184.0	172.8	188.6	168.2	174.0
Mullin TBG	53.5	22.4	15.7	-	-

Total individual protection sales	$449.2	$346.7	$408.1	$372.7	$354.0

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Investment Life
Quarterly Earnings Trends
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Asset fees	$12.9	$12.3	$9.8	$8.7	$9.3
Cost of insurance charges	90.0	90.9	92.5	93.9	92.0
Administrative fees	17.9	14.2	12.4	10.8	21.3
Surrender fees	5.1	4.0	9.2	6.1	5.5

Total policy charges	125.9	121.4	123.9	119.5	128.1

Net Investment Income
General account assets	38.2	39.0	39.4	39.1	39.9
Charge for invested capital	(2.9)	(3.4)	(2.9)	(2.4)	(2.7)

Total net investment income	35.3	35.6	36.5	36.7	37.2

Other income	0.9	0.9	0.7	0.5	0.5

Total operating revenues	162.1	157.9	161.1	156.7	165.8

Benefits
Interest credited to policyholder accounts	27.3	28.8	29.1	28.9	30.7
Life benefits	41.5	41.3	49.2	50.7	59.5

Total benefits	68.8	70.1	78.3	79.6	90.2

Expenses
Commissions	25.7	16.2	20.4	17.1	13.7
General operating expenses	30.0	28.1	54.1	29.2	24.9
Deferral of policy acquisition costs	(36.4)	(24.4)	(29.9)	(23.4)	(18.7)

Subtotal	19.3	19.9	44.6	22.9	19.9
Amortization of policy acquisition costs	32.8	19.3	15.8	12.7	51.0
Amortization of VOBA and other intangible assets	(3.8)	5.6	4.5	3.9	16.7

Total expenses	48.3	44.8	64.9	39.5	87.6

Pre-tax operating earnings	$45.0	$43.0	$17.9	$37.6	$(12.0)

Key Ratios/Statistics

Cost of insurance per $1,000 of average net amount at risk (1)	$6.38	$6.45	$6.64	$6.88	$6.89
Life benefits per $1,000 of average net amount at risk (1)	$2.94	$2.93	$3.53	$3.71	$4.46
General operating expenses to operating revenues	18.5%	17.8%	33.6%	18.6%	15.0%
Pre-tax operating earnings to operating revenues	27.8%	27.2%	11.1%	24.0%	-7.2%
Average allocated capital	$1,313.3	$1,287.8	$1,260.1	$1,203.2	$1,149.1
Return on average allocated capital	9.2%	9.3%	4.4%	9.2%	-1.3%

(1)	Excludes experience rated BOLI corporate investment life.

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Investment Life
Policy Reserve Activity
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Balance, beginning of period	$14,280.3	$14,288.0	$13,009.2	$12,708.3	$12,179.3

Deposits	330.8	237.2	271.6	245.5	175.9
Withdrawals and surrenders	(143.9)	(118.1)	(148.8)	(155.6)	(115.8)

Net flows	186.9	119.1	122.8	89.9	60.1

Investment performance/interest credited to policyholder accounts	(43.9)	(1,272.6)	(1,767.9)	(412.2)	939.4
Policy charges	(125.7)	(121.3)	(124.3)	(119.4)	(127.7)
Benefits and other	(9.6)	(4.0)	1,468.5	89.9	(21.3)
Acquired/(Terminated) business	-	-	-	(177.2)	-

Balance, end of period	$14,288.0	$13,009.2	$12,708.3	$12,179.3	$13,029.8

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Fixed Life

Quarterly Earnings Trends

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Cost of insurance charges	$21.2	$22.5	$23.1	$24.3	$25.6
Administrative fees	9.8	7.4	8.2	7.0	11.4
Surrender fees	0.9	0.6	1.4	1.0	1.5

Total policy charges	31.9	30.5	32.7	32.3	38.5

Net investment income	85.5	88.3	88.1	83.7	88.2
Premiums	75.2	69.6	77.7	76.9	75.5

Total operating revenues	192.6	188.4	198.5	192.9	202.2

Benefits
Interest credited to policyholder accounts	21.0	21.3	21.0	20.7	21.6
Life benefits	79.9	75.3	92.5	86.4	88.2
Policyholder dividends	24.4	23.7	21.1	21.4	23.5

Total benefits	125.3	120.3	134.6	128.5	133.3

Expenses
Commissions	23.6	18.7	15.7	13.1	19.0
General operating expenses	28.9	28.5	33.6	33.0	29.4
Deferral of policy acquisition costs	(30.7)	(25.1)	(24.0)	(20.6)	(24.3)

Subtotal	21.8	22.1	25.3	25.5	24.1

Amortization of policy acquisition costs	8.4	14.2	13.3	13.1	16.9
Amortization of VOBA and other intangible assets	3.7	2.6	2.2	2.4	3.3

Total expenses	33.9	38.9	40.8	41.0	44.3

Pre-tax operating earnings	$33.4	$29.2	$23.1	$23.4	$24.6

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$5.61	$5.04	$5.85	$5.27	$5.30
General operating expenses to operating revenues	15.0%	15.1%	16.9%	17.1%	14.5%
Pre-tax operating earnings to operating revenues	17.3%	15.5%	11.6%	12.1%	12.2%
Average allocated capital	$729.1	$765.8	$783.4	$785.1	$798.5
Return on average allocated capital	11.9%	9.9%	7.7%	7.7%	8.0%

Fixed Life
Policy Reserve Activity
($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Traditional/Universal Life
Balance, beginning of period	$5,450.1	$5,493.7	$5,511.7	$5,541.7	$5,534.9
Deposits	132.2	123.1	139.6	127.1	146.3
Withdrawals and surrenders	(59.2)	(58.4)	(66.7)	(63.3)	(69.9)

Net flows	73.0	64.7	72.9	63.8	76.4

Interest credited to policyholder accounts	21.3	22.0	19.6	21.0	21.2
Policy charges	(31.8)	(30.8)	(32.6)	(32.3)	(39.4)
Benefits and other	(18.9)	(37.9)	(29.9)	(59.3)	(1.5)

Balance, end of period	$5,493.7	$5,511.7	$5,541.7	$5,534.9	$5,591.6

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Corporate and Other

Quarterly Earnings Trends

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Operating Revenues
Net Investment Income
General account assets	$100.5	$61.5	$38.0	$80.1	$69.0

Total net investment income	100.5	61.5	38.0	80.1	69.0

Operating realized gains (losses)	(4.1)	(21.2)	(57.9)	(5.4)	12.0
Other income	47.9	42.4	39.5	27.6	28.9

Total operating revenues	144.3	82.7	19.6	102.3	109.9

Benefits
Interest credited to policyholder accounts	46.9	46.8	44.6	33.7	29.9

Total benefits	46.9	46.8	44.6	33.7	29.9

Expenses
Commissions	3.2	4.2	3.9	2.6	2.0
General operating expenses	63.0	55.6	74.5	44.1	43.1
Amortization of VOBA and other intangible assets	0.4	0.4	0.1	0.3	0.3
Interest expense	25.9	26.1	25.9	26.0	25.8

Total expenses	92.5	86.3	104.4	73.0	71.2

Pre-tax operating earnings (loss)	$4.9	$(50.4)	$(129.4)	$(4.4)	$8.8

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Bank

Key Ratio / Statistics	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Total Assets	1,492.1	1,852.3	2,195.2	2,416.8	2,519.0
Net Interest Margin	3.24%	2.94%	2.84%	3.11%	3.10%
Medium Term Notes

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Key Ratios/Statistics
Daily Average Account Values:
General account	$4,307.0	$4,165.1	$3,509.2	$3,109.8	$3,005.4

Earned rate	4.68%	4.44%	4.73%	3.52%	2.52%
Credited rate	3.58%	3.59%	3.70%	2.93%	2.64%

Interest spread on daily average general account values	1.10%	0.85%	1.03%	0.59%	-0.12%
Income from mortgage loan prepayments and bond call premiums	0.02%	0.07%	-0.01%	0.00%	0.01%

Base interest spread on daily average general account values	1.08%	0.78%	1.04%	0.59%	-0.13%

Corporate and Other Account Value Activity

($ in millions)
Medium Term Notes	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Balance, beginning of period	$4,528.7	$4,294.3	$3,690.5	$3,217.2	$3,020.1
Deposits	-	125.0	-	-	-
Maturities	(223.8)	(735.0)	(465.0)	(200.0)	(300.0)

Net flows	(223.8)	(610.0)	(465.0)	(200.0)	(300.0)
Interest credited to policyholder accounts and amortization	38.7	37.0	32.5	22.8	19.8
Other benefits - interest payments	(49.3)	(30.8)	(40.8)	(19.9)	(26.2)
Acquisitions/(terminations), net	-	-	-	-	(224.8)

Balance, end of period	$4,294.3	$3,690.5	$3,217.2	$3,020.1	$2,488.9

Nationwide Bank	$1,028.4	$1,381.8	$1,763.5	$1,904.3	$1,946.4
Nationwide Funds Group	$1,791.7	$1,778.9	$1,345.8	$1,127.0	$1,272.0

Total corporate and other account values	$7,114.4	$6,851.2	$6,326.5	$6,051.4	$5,707.3

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Customer Funds Managed and Administered

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual variable annuities	$42,075.0	$37,660.1	$32,954.3	$30,964.2	$33,509.2
Individual fixed annuities	4,273.1	4,155.0	4,406.9	4,420.5	4,543.2
Income products	2,124.1	2,112.3	2,107.4	2,117.5	2,157.4
Advisory services program	522.8	359.8	82.6	-	-

Subtotal individual investments	48,995.0	44,287.2	39,551.2	37,502.2	40,209.8

Private sector pension plans	30,668.7	27,805.1	23,647.2	22,895.2	25,518.0
Public sector pension plans	46,258.7	43,418.1	39,150.9	38,158.5	42,193.1

Subtotal retirement plans	76,927.4	71,223.2	62,798.1	61,053.7	67,711.1

Individual protection investment life	14,288.0	13,009.2	12,708.3	12,179.3	13,029.8
Individual protection fixed life	5,493.7	5,511.7	5,541.7	5,534.9	5,591.6

Subtotal individual protection	19,781.7	18,520.9	18,250.0	17,714.2	18,621.4

Medium term notes	4,294.3	3,690.5	3,217.2	3,020.1	2,488.9
Nationwide Bank	1,028.4	1,381.8	1,763.5	1,904.3	1,946.4
Nationwide Funds Group	1,791.7	1,778.9	1,345.8	1,127.0	1,272.0

Subtotal corporate and other	7,114.4	6,851.2	6,326.5	6,051.4	5,707.3

Customer funds managed and administered	$152,818.5	$140,882.5	$126,925.8	$122,321.5	$132,249.6

Note: Total Customer Funds Managed and Administered includes NFG funds as detailed below.

Nationwide Funds Group - Customer Funds Managed and Administered

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Investments	14,936.7	14,837.0	13,184.7	12,676.5	14,248.3

Retirement Plans	9,258.7	8,327.7	7,549.9	7,340.6	7,879.7

Individual Protection	3,323.3	3,132.7	2,759.5	2,521.8	2,695.2

Corporate and Other	1,791.7	1,778.9	1,345.8	1,127.0	1,272.0

Customer funds managed and administered	$29,310.4	$28,076.3	$24,839.9	$23,665.9	$26,095.2

Separate Account Assets by Segment and Fund Type

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Individual Investments
Equity	$31,434.8	$26,857.6	$21,097.6	$19,400.6	$22,857.4
Bond	5,274.5	4,974.8	4,370.3	4,170.5	4,366.1
Money market	1,805.3	1,995.9	2,146.4	2,062.2	1,807.1

Subtotal individual investments	38,514.6	33,828.3	27,614.3	25,633.3	29,030.6

Retirement Plans
Equity	$12,334.6	$10,494.2	$8,043.9	$7,227.7	$8,301.6
Bond	1,094.4	1,099.7	1,084.5	1,124.6	1,182.5
Money market	573.8	593.9	613.0	607.1	536.2
Other	773.4	797.7	884.2	932.9	994.7

Subtotal retirement plans	14,776.2	12,985.5	10,625.6	9,892.3	11,015.0

Individual Protection
Equity	$8,197.0	$7,037.8	$5,483.8	$4,805.2	$5,522.9
Bond	2,468.5	2,235.3	1,881.2	1,993.0	2,127.1
Money market	1,202.0	1,287.3	1,379.2	1,309.8	1,304.6
Other	-	-	1,457.4	1,533.7	1,516.3

Subtotal individual protection	11,867.5	10,560.4	10,201.6	9,641.7	10,470.9

Corporate and Other
Equity	$526.9	$464.1	$337.0	$296.1	$349.6
Bond	59.9	58.4	49.7	49.5	52.5
Money market	11.5	11.8	12.5	12.3	11.5

Subtotal corporate and other	598.3	534.3	399.2	357.9	413.6

Total
Equity	$52,493.3	$44,853.7	$34,962.3	$31,729.6	$37,031.5
Bond	8,897.3	8,368.2	7,385.7	7,337.6	7,728.2
Money market	3,592.6	3,888.9	4,151.1	3,991.4	3,659.4
Other	773.4	797.7	2,341.6	2,466.6	2,511.0

Total separate account assets by fund type	$65,756.6	$57,908.5	$48,840.7	$45,525.2	$50,930.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Securities Available-For-Sale

($ in millions)			Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
June 30, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$100.5	$17.6	$-	$118.1
U.S. Government agencies			418.9	59.7	2.8	475.8
Obligations of states and political subdivisions			315.7	6.1	8.7	313.1
Debt securities issued by foreign governments			70.0	2.6	0.6	72.0
Corporate securities
Public			11,045.0	348.0	498.5	10,894.5
Private			4,867.7	52.9	345.0	4,575.6
Residential mortgage-backed securities			8,277.2	133.1	967.5	7,442.8
Commercial mortgage-backed securities			1,440.3	1.1	408.2	1,033.2
Collateralized debt obligations			558.5	10.1	247.3	321.3
Other asset-backed securities			503.1	5.1	58.0	450.2

Total fixed maturity securities			27,596.9	636.3	2,536.6	25,696.6
Equity securities			50.1	3.0	1.4	51.7

		Total	$27,647.0	$639.3	$2,538.0	$25,748.3

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$94.3	$25.4	$-	$119.7
U.S. Government agencies			420.5	93.3	-	513.8
Obligations of states and political subdivisions			271.3	1.6	10.5	262.4
Debt securities issued by foreign governments			50.1	5.4	-	55.5
Corporate securities
Public			8,881.9	109.9	1,040.7	7,951.1
Private			5,002.8	45.2	403.4	4,644.6
Residential mortgage-backed securities			8,369.1	109.8	881.0	7,597.9
Commercial mortgage-backed securities			1,488.9	0.6	473.9	1,015.6
Collateralized debt obligations			557.7	6.4	240.7	323.4
Other asset-backed securities			689.1	3.6	107.0	585.7

Total fixed maturity securities			25,825.7	401.2	3,157.2	23,069.7
Equity securities			68.7	0.8	8.8	60.7

		Total	$25,894.4	$402.0	$3,166.0	$23,130.4

Aging of Gross Unrealized Losses on Securities Available-For-Sale

	Less Than or Equal to One Year		More Than One Year		Total
($ in millions)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
June 30, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$1.3	$-	$-	$-	$1.3	$-
U.S. Government agencies	54.2	2.7	2.1	0.1	56.3	2.8
Obligations of states and political subdivisions	93.8	4.8	30.9	3.9	124.7	8.7
Debt securities issued by foreign governments	25.5	0.5	1.1	0.1	26.6	0.6
Corporate securities
Public	2,664.9	302.8	1,113.6	195.7	3,778.5	498.5
Private	2,140.3	224.0	904.1	121.0	3,044.4	345.0
Residential mortgage-backed securities	1,313.9	220.9	2,256.2	746.6	3,570.1	967.5
Commercial mortgage-backed securities	569.9	188.1	430.8	220.1	1,000.7	408.2
Collateralized debt obligations	158.9	65.5	114.1	181.8	273.0	247.3
Other asset-backed securities	168.3	16.5	188.4	41.5	356.7	58.0

Total fixed maturity securities	7,191.0	1,025.8	5,041.3	1,510.8	12,232.3	2,536.6
Equity securities	11.8	1.3	0.1	0.1	11.9	1.4

Total	$7,202.8	$1,027.1	$5,041.4	$1,510.9	$12,244.2	$2,538.0

Percentage of gross unrealized losses		40%		60%

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$-	$-	$-	$-	$-	$-
U.S. Government agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	127.6	6.1	33.4	4.4	161.0	10.5
Debt securities issued by foreign governments	-	-	-	-	-	-
Corporate securities
Public	4,109.4	676.9	1,350.3	363.8	5,459.7	1,040.7
Private	2,259.4	282.1	999.1	121.3	3,258.5	403.4
Residential mortgage-backed securities	1,093.1	199.8	2,305.4	681.2	3,398.5	881.0
Commercial mortgage-backed securities	592.0	209.0	410.9	264.9	1,002.9	473.9
Collateralized debt obligations	151.0	100.8	122.6	139.9	273.6	240.7
Other asset-backed securities	333.8	43.2	228.7	63.8	562.5	107.0

Total fixed maturity securities	8,666.3	1,517.9	5,450.4	1,639.3	14,116.7	3,157.2
Equity securities	19.2	8.6	3.4	0.2	22.6	8.8

Total	$8,685.5	$1,526.5	$5,453.8	$1,639.5	$14,139.3	$3,166.0

Percentage of gross unrealized losses		48%		52%

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Credit Quality of Fixed Maturity Securities Available-For-Sale

		June 30, 2009		December 31, 2008
($ in millions)		Amortized Cost	Est. Fair Value	Amortized Cost	Est. Fair Value
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$17,308.7	$16,581.3	$17,087.2	$15,612.2
2	Baa	7,171.7	6,770.3	6,633.9	5,821.6
3	Ba	1,343.4	1,053.1	1,233.3	990.0
4	B	865.3	662.2	571.4	397.2
5	Caa and lower	658.5	438.8	190.5	148.2
6	In or near default	249.3	190.9	109.4	100.5

	Total fixed maturity securities	$27,596.9	$25,696.6	$25,825.7	$23,069.7

Mortgage Loans by Region and Property Type

($ in millions) June 30, 2009	Office	Warehouse	Retail	Apartment & Other	Total
New England	$114.3	$25.9	$61.6	$104.7	$306.5
Middle Atlantic	232.6	248.4	330.9	106.2	918.1
East North Central	100.3	204.2	527.3	638.1	1,469.9
West North Central	9.8	60.4	68.4	137.0	275.6
South Atlantic	133.5	457.8	702.4	378.1	1,671.8
East South Central	21.5	42.6	116.0	94.3	274.4
West South Central	24.5	158.0	166.8	230.0	579.3
Mountain	100.3	116.3	133.9	299.2	649.7
Pacific	309.2	387.6	411.6	326.0	1,434.4

Subtotal - Principal	$1,046.0	$1,701.2	$2,518.9	$2,313.6	$7,579.7

Valuation allowance					(53.9)
Unamortized premium					3.3
Fair value adjustment on mortgage loans held for sale					(34.5)
Cummulative change in fair value of hedged mortgage loans and commitments					19.7

Total mortgage loans on real estate, net					$7,514.3

December 31, 2008	Office	Warehouse	Retail	Apartment & Other	Total
New England	$134.9	$26.3	$74.6	$115.7	$351.5
Middle Atlantic	243.9	256.5	336.5	117.2	954.1
East North Central	106.2	214.8	563.7	520.1	1,404.8
West North Central	11.1	67.3	68.8	138.2	285.4
South Atlantic	135.7	476.6	730.9	466.7	1,809.9
East South Central	22.1	43.3	117.9	126.3	309.6
West South Central	40.0	167.7	185.2	232.3	625.2
Mountain	106.5	133.6	136.9	327.6	704.6
Pacific	331.0	411.3	417.6	343.8	1,503.7

Subtotal - Principal	$1,131.4	$1,797.4	$2,632.1	$2,387.9	$7,948.8

Valuation allowance					(42.4)
Unamortized premium					2.6
Fair value adjustment on mortgage loans held for sale					(48.4)
Cummulative change in fair value of hedged mortgage loans and commitments					27.6

Total mortgage loans on real estate, net					$7,888.2

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Deferred Policy Acquisition Costs

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Six Months Ended June 30, 2009
Balance, beginning of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8
Capitalization	153.3	15.5	87.0	-	255.8
Amortization	(97.4)	(24.6)	(93.7)	-	(215.7)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(264.8)	(3.0)	23.5	(259.1)	(503.4)

Balance, end of period	$1,674.1	$278.0	$1,751.6	$356.8	$4,060.5

Year Ended December 31, 2008
Balance, beginning of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6
Capitalization	326.5	34.5	226.6	-	587.6
Amortization	(647.7)	(40.6)	(129.9)	-	(818.2)
Adjustments to unrealized gains and losses on securities available-for-sale and other	126.2	3.3	0.5	528.8	658.8

Balance, end of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8

Year Ended December 31, 2007
Balance, beginning of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0
Capitalization	398.6	36.1	196.6	-	631.3
Amortization	(287.1)	(27.4)	(93.1)	-	(407.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	21.5	(7.9)	3.6	3.7	20.9

Balance, end of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6

Year Ended December 31, 2006
Balance, beginning of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4
Capitalization	350.8	36.8	200.8	-	588.4
Amortization	(352.7)	(38.3)	(81.6)	-	(472.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	10.5	(0.9)	(0.7)	40.9	49.8

Balance, end of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0

Year Ended December 31, 2005
Balance, beginning of period	$2,094.6	$304.9	$1,314.2	$(152.6)	$3,561.1
Capitalization	250.7	37.2	201.1	-	489.0
Amortization	(329.3)	(47.4)	(102.7)	-	(479.4)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(79.6)	(0.2)	(0.6)	195.1	114.7

Balance, end of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4

Year Ended December 31, 2004
Balance, beginning of period	$2,052.1	$303.3	$1,223.3	$(248.8)	$3,329.9
Capitalization	293.6	41.5	204.1	-	539.2
Amortization	(276.1)	(39.9)	(114.4)	-	(430.4)
Adjustments to unrealized gains and losses on securities available-for-sale and other	25.0	-	1.2	96.2	122.4

Balance, end of period	$2,094.6	$304.9	$1,314.2	$(152.6)	$3,561.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Value of Business Acquired

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Six Months Ended June 30, 2009
Balance, beginning of period	$5.6	$11.8	$310.8	$5.8	$334.0
Amortization	(0.4)	(0.9)	(26.5)	(0.7)	(28.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	-	(4.8)	15.2	0.5	10.9

Balance, end of period	$5.2	$6.1	$299.5	$5.6	$316.4

Year Ended December 31, 2008
Balance, beginning of period	$13.5	$5.8	$329.5	$6.0	$354.8
Amortization	(7.8)	(1.3)	(22.1)	(0.3)	(31.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(0.1)	7.3	3.4	0.1	10.7

Balance, end of period	$5.6	$11.8	$310.8	$5.8	$334.0

Year Ended December 31, 2007
Balance, beginning of period	$14.1	$4.9	$367.5	$6.2	$392.7
Amortization	(5.3)	(2.2)	(39.3)	(0.2)	(47.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	4.7	3.1	1.3	-	9.1

Balance, end of period	$13.5	$5.8	$329.5	$6.0	$354.8

Year Ended December 31, 2006
Balance, beginning of period	$29.4	$15.7	$398.2	$6.4	$449.7
Amortization	(6.5)	(6.9)	(32.6)	-	(46.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(8.8)	(3.9)	1.9	(0.2)	(11.0)

Balance, end of period	$14.1	$4.9	$367.5	$6.2	$392.7

Year Ended December 31, 2005
Balance, beginning of period	$27.1	$16.5	$430.4	$6.4	$480.4
Amortization	(7.2)	(3.5)	(34.3)	-	(45.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	9.5	2.7	2.1	-	14.3

Balance, end of period	$29.4	$15.7	$398.2	$6.4	$449.7

Year Ended December 31, 2004
Balance, beginning of period	$33.0	$19.6	$463.6	$6.8	$523.0
Amortization	(7.5)	(4.7)	(40.1)	-	(52.3)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	1.6	1.6	6.9	(0.4)	9.7

Balance, end of period	$27.1	$16.5	$430.4	$6.4	$480.4

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Variable Annuity Guaranteed Minimum Death Benefits

($ in millions)	June 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$5,891.1	$337.0	$311.4	$5,994.3	$472.3	$440.6
Reset	12,593.4	2,461.1	1,986.2	12,542.1	3,119.1	2,477.7
Ratchet	13,091.9	3,677.1	3,186.0	12,423.4	4,377.8	3,775.3
Roll-up	276.8	149.3	24.4	290.4	163.8	25.9
Combo	1,656.0	539.1	537.0	1,704.1	623.4	621.2

Subtotal	$33,509.2	7,163.6	6,045.0	$32,954.3	8,756.4	7,340.7

Earnings enhancement	$344.1	$9.4	$9.4	$333.5	$7.2	$7.2

Total		$7,173.0	$6,054.4		$8,763.6	$7,347.9

GAAP GMDB reserves			$148.6			$192.9
Statutory GMDB reserves			$278.5			$308.5

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$9,086.7	$23.4	$18.7	$9,243.7	$42.9	$33.9
Reset	18,055.4	120.7	62.1	17,752.7	177.3	49.3
Ratchet	15,931.7	224.4	133.3	13,651.6	195.2	31.7
Roll-up	492.2	61.7	8.4	568.1	87.7	11.3
Combo	2,555.5	48.0	47.0	2,588.7	30.1	28.9

Subtotal	$46,121.5	478.2	269.5	$43,804.8	533.2	155.1

Earnings enhancement	$519.2	$49.8	$49.8	$477.8	$41.1	$41.1

Total		$528.0	$319.3		$574.3	$196.2

GAAP GMDB reserves			$47.6			$29.6
Statutory GMDB reserves			$34.4			$27.3

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$9,272.7	$83.3	$32.5	$9,848.6	$136.8	$54.1
Reset	17,130.4	388.0	61.8	18,084.1	751.7	158.1
Ratchet	11,233.2	410.3	31.6	10,322.1	644.5	46.3
Roll-up	629.1	143.8	8.4	707.2	167.5	9.7
Combo	2,530.6	45.7	22.3	2,519.9	39.8	19.2

Subtotal	$40,796.0	1,071.1	156.6	$41,481.9	1,740.3	287.4

Earnings enhancement	$418.5	$27.6	$27.6	$310.1	$18.0	$18.0

Total		$1,098.7	$184.2		$1,758.3	$305.4

GAAP GMDB reserves			$27.2
Statutory GMDB reserves			$38.4

	Net Amount at Risk, Net of Reinsurance by Benefit Type and Age at June 30, 2009						Wghtd. Avg. Attained Age
GMDB Benefit Type	0 to 50	51 to 60	61 to 70	71 to 80	Over 81	Total
Return of premium	$90.3	$112.5	$76.6	$22.8	$9.2	$311.4	61
Reset	247.7	570.7	676.2	367.2	124.4	1,986.2	64
Ratchet	264.3	713.2	1,041.3	738.4	428.8	3,186.0	67
Roll-up	2.4	5.2	6.6	5.4	4.8	24.4	72
Combo	31.1	93.7	179.6	151.3	81.3	537.0	69

Subtotal	635.8	1,495.3	1,980.3	1,285.1	648.5	6,045.0	65

Earnings enhancement	0.8	2.1	4.0	2.5	—	9.4	64

Total	$636.6	$1,497.4	$1,984.3	$1,287.6	$648.5	$6,054.4	65

Definition of GMDB Benefit Types

Return of premium: provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” In general, there is no lock in age for this benefit, however for some contracts, the GMDB reverts to the account value at a specified age, typically age 75.

Reset: provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90 and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

Ratchet: provides the greater of a return of premium death benefit or the highest “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference being based on the definition of anniversary: monthaversary—evaluated monthly, annual—evaluated annually, and five-year—evaluated every fifth year. The majority of the business is an annual ratchet.

Rollup: provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86 and for others the GMDB reverts to the account value at age 75.

Combo: provides the greater of annual ratchet death benefit or the rollup death benefit. This benefit locks in at either age 81 or 86.

Earnings enhancement: provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit, one where the benefit expires at age 86 and a credit of 4% of account value is deposited into the contract and the second where the benefit doesn’t have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Variable Annuity Guaranteed Minimum Accumulation Benefits

($ in millions)	June 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$2,925.6	$406.6	$406.6	$2,867.6	$499.0	$499.0
7 Year	2,320.6	403.0	403.0	2,265.9	482.9	482.9
10 Year	683.5	110.6	110.6	677.9	132.2	132.2

Total	$5,929.7	$920.2	$920.2	$5,811.4	$1,114.1	$1,114.1

CPPLI included in totals	$4,843.8	$885.0	$885.0	$4,585.6	$1,061.2	$1,061.2

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$2,985.6	$4.6	$4.6	$2,131.1	$0.1	$0.1
7 Year	2,644.1	6.2	6.2	1,865.7	0.1	0.1
10 Year	927.3	1.3	1.3	784.0	-	-

Total	$6,557.0	$12.1	$12.1	$4,780.8	$0.2	$0.2

CPPLI included in totals	$4,772.4	$12.1	$12.1	$2,946.4	$0.2	$0.2

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$1,041.8	$0.5	$0.5	$512.2	$0.1	$0.1
7 Year	1,103.5	0.2	0.2	647.5	-	-
10 Year	595.5	0.1	0.1	332.4	-	-

Total	$2,740.8	$0.8	$0.8	$1,492.1	$0.1	$0.1

CPPLI included in totals	$939.1	$0.6	$0.6	-	-	-

Individual Variable Annuity Guaranteed Minimum Income Benefits

($ in millions)	June 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$241.0	$7.5	$2.9	$244.7	$14.1	$5.6
Roll-up	645.7	17.8	1.2	659.5	22.3	1.3
Combo	0.1	-	-	0.1	-	-

Total	$886.8	$25.3	$4.1	$904.3	$36.4	$6.9

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$425.2	$0.1	$-	$450.6	$0.2	$-
Roll-up	1,119.9	1.8	-	1,187.1	3.3	-
Combo	0.3	-	-	0.5	-	-

Total	$1,545.4	$1.9	$-	$1,638.2	$3.5	$-

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$444.7	$0.3	$-	$439.7	$0.7	$-
Roll-up	1,189.3	5.0	-	1,188.7	7.2	-
Combo	0.5	-	-	1.0	-	-

Total	$1,634.5	$5.3	$-	$1,629.4	$7.9	$-

Definition of Benefit Types

5 Year, 7 Year, 10 Year: the waiting period required to receive the guaranteed accumulation benefit.

Ratchet: provides an annuitization value equal to the greater of account value, net premiums paid or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

Rollup: provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

Combo: provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

CPPLI: Capital Preservation Plus Lifetime Income is a living benefit rider that combines a GMAB feature in its first five to 10 years with a lifetime withdrawal benefit which begins upon the maturity of the GMAB and extends for the duration of the insured’s life.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Variable Annuity Guaranteed Lifetime Withdrawal Benefits

($ in millions)	June 30, 2009			December 31, 2008
	Account	Net Amount at Risk		Account	Net Amount at Risk
GLWB Benefit Type	Values	Gross	Net	Values	Gross	Net

L.INC	$4,970.0	$237.4	$237.4	$3,320.8	$571.5	$571.5

Total	$4,970.0	$237.4	$237.4	$3,320.8	$571.5	$571.5

	December 31, 2007			December 31, 2006
	Account	Net Amount at Risk		Account	Net Amount at Risk
GLWB Benefit Type	Values	Gross	Net	Values	Gross	Net

L.INC	$2,865.8	$-	$-	$993.8	$-	$-

Total	$2,865.8	$-	$-	$993.8	$-	$-

Individual Variable Annuity Guaranteed Minimum Death Benefit Reserve Activity

($ in millions)	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Balance, beginning of period	$57.0	$59.5	$95.3	$192.9	$261.3

Expense provision & True Up	8.6	50.0	138.7	102.9	(78.4)
Net claims paid	(6.1)	(14.2)	(41.1)	(34.5)	(34.3)

Balance, end of period	$59.5	$95.3	$192.9	$261.3	$148.6

Individual Fixed Annuity and Fixed Option of Variable Annuity Summary of Crediting Rate Detail as of June 30, 2009

	Ratchet		Reset
($ in millions)	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	$863.1	3.69%
Minimum interest rate of 3.00% to 3.49%	1,042.0	4.01%	2,582.4	3.11%
Minimum interest rate lower than 3.00%	1,103.8	3.70%	1,219.0	3.65%
MVA with no minimum interest rate guarantee	-	-	-	-

Total	$2,145.8	3.85%	$4,664.5	3.36%

	MVA & Other		Total
	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	863.1	3.69%
Minimum interest rate of 3.00% to 3.49%	-	-	3,624.4	3.37%
Minimum interest rate lower than 3.00%	205.8	1.44%	2,528.6	3.49%
MVA with no minimum interest rate guarantee	2,104.5	2.74%	2,104.5	2.74%

Total	$2,310.3	2.62%	$9,120.6	3.29%

Definition of Benefit Types

L.INC: Lifetime Income is a living benefit rider that provides a lifetime withdrawal benefit to the insured.

    The withdrawal percent is based on the insured’s age at the time of the first withdrawal.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Historical Financial Highlights

($ in millions except for per share data)	2004	2005	2006	2007	2008
Operating Revenues
Individual investments	$1,487.0	$1,528.2	$1,526.6	$1,469.8	$1,385.4
Retirement plans	982.5	1,045.2	1,115.6	1,146.2	1,091.3
Individual protection	1,318.2	1,321.1	1,321.0	1,349.7	1,405.2
Corporate and other	421.1	503.5	599.9	716.0	382.5

Total operating revenues	$4,208.8	$4,398.0	$4,563.1	$4,681.7	$4,264.4

Net realized investment gains/(losses) (1)	(40.9)	18.2	(0.6)	(152.8)	(1,556.8)

Total revenues	$4,167.9	$4,416.2	$4,562.5	$4,528.9	$2,707.6

Pre-tax Operating Earnings (Loss)
Individual investments	$244.0	$250.7	$223.1	$300.7	$(220.2)
Retirement plans	183.3	191.3	221.2	252.6	202.2
Individual protection	247.3	266.1	280.8	299.8	256.5
Corporate and other	66.8	54.9	65.1	74.6	(188.8)

Pre-tax operating earnings	$741.4	$763.0	$790.2	$927.7	$49.7
Federal income tax expense	190.3	135.1	69.0	235.2	(35.9)

Net operating earnings	$551.1	$627.9	$721.2	$692.5	$85.6

Net realized investment gains/(losses), net of taxes (2)	(26.6)	11.1	5.9	(82.8)	(921.4)

Discontinued operations, net of taxes	(4.7)	(28.6)	(3.1)	23.1	(13.2)

Cumulative effect of adoption of accounting principles, net of taxes	(3.4)	-	-	(6.0)	-

Net income	$516.4	$610.4	$724.0	$626.8	$(849.0)

Sales by Channel
Non-affiliated
Independent broker/dealers	$5,223.2	$5,266.0	$5,758.2	$6,354.7	$5,556.3
Financial institutions	2,618.5	1,808.0	2,295.1	2,501.2	2,385.6
Wirehouse and regional firms	1,992.1	1,912.5	2,433.6	2,879.0	2,399.4
Pension plan administrators	476.1	469.0	532.8	507.7	459.1
Life specialists	382.8	382.4	580.6	329.6	353.6
Affiliated
Nationwide Retirement Solutions	3,665.9	3,914.7	4,050.2	4,299.9	4,509.9
Nationwide Financial Network	1,475.2	1,415.8	1,486.5	1,468.9	1,257.5
Mullin TBG	184.2	275.4	226.1	223.2	191.5

Total	$16,018.0	$15,443.8	$17,363.1	$18,564.2	$17,112.9

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Historical Financial Highlights

($ in millions except for per share data)	2004	2005	2006	2007	2008
Balance Sheet Data
Total assets	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Customer funds managed and administered	$140,296.6	$145,484.8	$156,909.9	$162,365.4	$126,925.8

Total equity
Including AOCI and NCI	$5,614.7	$5,829.9	$6,069.7	$5,792.2	$3,474.8
AOCI	432.2	100.7	31.9	(81.5)	(1,370.8)
NCI	380.7	442.3	447.0	467.6	416.6

Excluding AOCI and NCI	$4,801.8	$5,286.9	$5,590.8	$5,406.1	$4,429.0

Net operating return on average equity excluding AOCI and NCI	12.1%	12.4%	13.2%	12.5%	1.7%

Adjusted net operating return on average equity excluding AOCI and NCI (1)	12.1%	11.7%	11.3%	12.5%	1.7%

Statutory capital and surplus	$2,967.5	$3,262.1	$3,336.6	$3,175.1	$2,749.9

(1)	2005 return adjusted for $37.9 million impact of one-time tax adjustments associated with separate account dividend received deductions.
2006 return adjusted for $113.1 million of released tax reserves and associated tax-related adjustments relating to prior tax years.

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Historical Consolidated Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$620.7	$639.9	$691.2	$773.2	$677.1
Cost of insurance charges	379.7	388.5	402.0	420.5	449.7
Administrative fees	117.9	114.9	139.1	119.4	140.4
Surrender fees	104.3	98.2	83.7	70.8	73.3

Total policy charges	1,222.6	1,241.5	1,316.0	1,383.9	1,340.5

Premiums	402.7	399.9	441.5	432.7	417.7
Net investment income	2,231.7	2,344.1	2,300.2	2,276.7	1,971.3
Operating realized gains (losses)	8.7	2.6	9.7	(12.4)	6.9
Other income	343.1	409.9	495.7	600.8	528.0

Total operating revenues	4,208.8	4,398.0	4,563.1	4,681.7	4,264.4

Benefits
Interest credited to policyholder accounts	1,328.3	1,380.9	1,381.5	1,342.0	1,210.8
Life insurance and annuity benefits	548.6	574.9	646.8	682.9	887.2
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	1,978.3	2,063.1	2,119.0	2,108.0	2,191.1

Expenses
Commissions	573.2	557.5	658.3	738.8	674.5
General operating expenses	867.6	847.9	959.0	959.9	980.0
Debt extinguishment costs	-	21.7	-	10.2	-
Deferral of policy acquisition costs	(539.2)	(489.0)	(588.4)	(631.3)	(587.6)

Subtotal	901.6	938.1	1,028.9	1,077.6	1,066.9

Amortization of policy acquisition costs	430.4	479.4	472.6	407.6	818.2
Amortization of VOBA and other intangible assets	54.7	46.8	49.3	50.2	32.9
Interest expense	102.4	107.6	103.1	110.6	105.6

Total expenses	1,489.1	1,571.9	1,653.9	1,646.0	2,023.6

Pre-tax operating earnings	$741.4	$763.0	$790.2	$927.7	$49.7

Federal income tax expense	190.3	135.1	69.0	235.2	(35.9)

Net operating earnings	$551.1	$627.9	$721.2	$692.5	$85.6

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	45.3	43.8	17.1	8.5	(22.4)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(67.1)	(26.9)	(11.0)	(76.1)	(745.2)
Credit default swaps	0.3	(4.8)	(0.8)	(3.9)	(4.5)
Derivatives, excluding hedging gains and losses on sales and credit default swaps	(3.4)	0.8	(0.4)	(10.4)	(174.6)
Amounts credited to policyholder dividend obligation	(4.7)	(3.3)	-	(1.7)	24.7
Adjustment to VOBA amortization	3.0	1.5	1.0	0.8	0.6

Subtotal	(26.6)	11.1	5.9	(82.8)	(921.4)

Discontinued operations, net of taxes	(4.7)	(28.6)	(3.1)	23.1	(13.2)

Cumulative effect of adoption of accounting principles, net of taxes	(3.4)	-	-	(6.0)	-

Net income	$516.4	$610.4	$724.0	$626.8	$(849.0)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Historical Consolidated Balance Sheet

($ in millions)	2004	2005	2006	2007	2008
Assets
Investments
Securities available-for-sale at fair value:
Fixed maturity securities	$31,516.8	$30,106.0	$28,160.0	$27,189.2	$23,069.7
Equity securities	87.0	75.6	67.6	124.2	60.7
Trading assets	15.9	34.4	24.3	37.7	66.1
Mortgage loans on real estate, net	9,267.5	9,148.6	8,909.8	8,316.1	7,888.2
Real estate	108.3	108.7	59.1	21.8	16.5
Policy loans	987.2	930.6	966.9	1,018.3	1,095.6
Other long-term investments	604.2	691.9	856.0	1,187.2	968.1
Short-term investments	2,009.9	2,073.2	2,215.6	1,173.6	3,055.0

Total investments	44,596.8	43,169.0	41,259.3	39,068.1	36,219.9

Cash	60.3	49.5	84.1	73.6	165.5
Accrued investment income	428.7	396.3	373.8	368.4	352.1
Deferred policy acquisition costs	3,561.1	3,685.4	3,851.0	4,095.6	4,523.8
Value of business acquired	480.4	449.7	392.7	354.8	334.0
Other intangible assets	48.7	45.6	47.6	44.3	17.1
Goodwill	382.3	364.5	359.0	301.2	246.5
Other assets	2,659.7	2,237.4	2,468.9	2,046.1	3,773.0
Separate account assets	64,903.2	65,963.8	70,694.7	72,855.0	48,840.7

Total assets	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Liabilities and equity
Future policy benefits and claims	$41,077.2	$39,748.1	$38,097.8	$35,441.5	$35,720.0
Short-term debt	230.8	252.3	85.2	309.3	295.7
Long-term debt	1,406.0	1,398.0	1,398.5	1,565.1	1,725.9
Other liabilities	3,889.3	3,169.1	3,185.2	3,244.0	4,415.5
Separate account liabilities	64,903.2	65,963.8	70,694.7	72,855.0	48,840.7

	111,506.5	110,531.3	113,461.4	113,414.9	90,997.8

Total equity	5,614.7	5,829.9	6,069.7	5,792.2	3,474.8

Total liabilities and equity	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Capital Structure

($ in millions)	2004	2005	2006	2007	2008

Total capital, including AOCI and NCI	$7,020.7	$7,227.9	$7,468.2	$7,357.3	$5,200.7
Less AOCI	432.2	100.7	31.9	(81.5)	(1,370.8)
Less NCI	380.7	442.3	447.0	467.6	416.6

Total capital, excluding AOCI and NCI	$6,207.8	$6,684.9	$6,989.3	$6,971.2	$6,154.9

Leverage, excluding AOCI and NCI
Long-term debt—to—total capital	22.6%	20.9%	20.0%	22.5%	28.0%

Ratio of pre-tax operating earnings before interest expense to interest expense	8.2X	8.1X	8.7X	9.4X	1.5X

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Investments

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$435.5	$461.9	$511.4	$587.6	$525.7
Administrative fees	15.7	16.2	20.4	27.1	33.7
Surrender fees	62.2	62.1	56.6	47.9	43.5

Total policy charges	513.4	540.2	588.4	662.6	602.9

Net Investment Income
General account assets	895.3	895.9	806.3	671.8	541.2
Charge for invested capital	(22.5)	(26.0)	(25.2)	(28.9)	(10.8)

Total net investment income	872.8	869.9	781.1	642.9	530.4

Premiums	90.8	102.9	142.5	133.3	120.2
Operating realized gains	-	-	-	-	106.9
Other income	10.0	15.2	14.6	31.0	25.0

Total operating revenues	1,487.0	1,528.2	1,526.6	1,469.8	1,385.4

Benefits
Interest credited to policyholder accounts	606.1	589.1	528.3	444.3	379.1
Immediate annuity benefits	76.1	89.2	126.9	119.6	114.0
Policy benefits	63.1	66.2	75.5	113.9	264.5

Total benefits	745.3	744.5	730.7	677.8	757.6

Expenses
Commissions	288.3	257.5	340.5	398.1	339.5
General operating expenses	219.4	189.7	223.9	199.4	179.5
Deferral of policy acquisition costs	(293.6)	(250.7)	(350.8)	(398.6)	(326.5)

Subtotal	214.1	196.5	213.6	198.9	192.5

Amortization of policy acquisition costs	276.1	329.3	352.7	287.1	647.7
Amortization of VOBA and other intangible assets	7.5	7.2	6.5	5.3	7.8

Total expenses	497.7	533.0	572.8	491.3	848.0

Pre-tax operating earnings (loss)	$244.0	$250.7	$223.1	$300.7	$(220.2)

Key Ratios/Statistics
Average Account Values:
General account	$16,211.1	$15,966.7	$14,041.3	$11,814.2	$10,576.8
Separate account	34,198.8	35,600.5	37,223.3	41,366.0	36,238.6
Advisory services program	99.1	309.3	508.1	634.9	443.4

Total average individual investment account values	$50,509.0	$51,876.5	$51,772.7	$53,815.1	$47,258.8

Earned rate	5.52%	5.61%	5.74%	5.69%	5.12%
Credited rate	3.74%	3.69%	3.76%	3.76%	3.58%

Interest spread on average general account values	1.78%	1.92%	1.98%	1.93%	1.54%
Income from mortgage loan prepayments and bond call premiums	0.12%	0.21%	0.15%	0.15%	0.04%

Base interest spread on average general account values	1.66%	1.71%	1.83%	1.78%	1.50%

Total asset fees to average separate account values	1.27%	1.30%	1.37%	1.42%	1.45%

General operating expenses to average account values	0.43%	0.37%	0.43%	0.37%	0.38%

Pre-tax operating earnings (loss) to average account values	0.48%	0.48%	0.43%	0.56%	-0.47%

Pre-tax operating earnings (loss) to operating revenues	16.4%	16.4%	14.6%	20.5%	-15.89%

Average allocated capital	$1,747.0	$1,671.0	$1,499.3	$1,420.5	$1,328.7

Return on average allocated capital	10.7%	13.5%	12.3%	16.7%	-8.8%

    Note: The results of operations of Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued operations for 2005 and 2004.

Individual Investments

Account Value Activity

($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities Balance, beginning of period	$38,835.9	$41,481.9	$40,796.0	$43,804.8	$46,121.5
Deposits	4,409.2	3,661.2	5,034.9	5,984.7	4,557.8
Withdrawals and surrenders	(4,964.4)	(5,574.2)	(6,133.3)	(6,783.9)	(6,191.2)

Net flows	(555.2)	(1,913.0)	(1,098.4)	(799.2)	(1,633.4)
Investment performance/interest credited to policyholder accounts	3,681.9	2,922.1	4,742.3	3,739.9	(12,782.7)
Policy charges	(515.0)	(543.4)	(576.2)	(653.3)	(597.6)
Benefits and other	34.3	9.0	(58.9)	29.3	1,846.5
Acquisitions/(terminations), net	-	(1,160.6)	-	-	-

Balance, end of period	$41,481.9	$40,796.0	$43,804.8	$46,121.5	$32,954.3

Individual Fixed Annuities Balance, beginning of period	$8,630.7	$8,902.5	$8,041.8	$6,536.1	$4,717.3
Deposits	672.9	160.9	178.2	192.3	621.2
Withdrawals and surrenders	(753.6)	(1,044.0)	(1,893.8)	(2,203.6)	(1,083.6)

Net flows	(80.7)	(883.1)	(1,715.6)	(2,011.3)	(462.4)
Policyholder interest credited	362.7	327.7	284.4	207.3	151.8
Policy charges	(9.9)	(11.4)	(10.6)	(7.3)	(3.7)
Benefits and other	(0.3)	(4.3)	(63.9)	(7.5)	3.9
Acquisitions/(terminations), net	-	(289.6)	-	-	-

Balance, end of period	$8,902.5	$8,041.8	$6,536.1	$4,717.3	$4,406.9

Income Products	$1,901.6	$1,978.3	$2,025.6	$2,101.0	$2,107.4
Advisory Services Program	$195.9	$411.5	$597.1	$647.2	$82.6

Total individual investment account values	$52,481.9	$51,227.6	$52,963.6	$53,587.0	$39,551.2

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Investments

Account Values by Product

($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
BEST of AMERICA products	$33,573.0	$32,937.0	$36,106.8	$38,371.2	$27,934.2
Private label annuities	7,350.9	7,398.9	7,319.7	7,438.1	4,860.4
Nationwide Financial Network and other	558.0	460.1	378.3	312.2	159.7

Total individual variable annuities	$41,481.9	$40,796.0	$43,804.8	$46,121.5	$32,954.3

Individual Fixed Annuities	$8,902.5	$8,041.8	$6,536.1	$4,717.3	$4,406.9
Income Products	$1,901.6	$1,978.3	$2,025.6	$2,101.0	$2,107.4
Advisory Services Program	$195.9	$411.5	$597.1	$647.2	$82.6

Total individual investment account values	$52,481.9	$51,227.6	$52,963.6	$53,587.0	$39,551.2

Individual Investments Sales by Product
($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
BEST of AMERICA products	$3,674.3	$3,135.5	$4,390.9	$5,169.0	$3,791.8
Private label annuities	449.0	346.6	356.6	434.6	417.3
Nationwide Financial Network and other	7.0	4.7	3.6	2.8	1.9

Total individual variable annuities	$4,130.3	$3,486.8	$4,751.1	$5,606.4	$4,211.0

Individual Fixed Annuities	$858.8	$194.4	$186.5	$156.3	$603.0
Income Products	$168.4	$196.7	$230.7	$216.7	$198.3
Advisory Services Program	$181.0	$231.3	$222.8	$147.2	$54.0

Total individual investment sales	$5,338.5	$4,109.2	$5,391.1	$6,126.6	$5,066.3

Individual Investments Sales by Channel
($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$1,534.6	$1,304.3	$1,606.5	$1,843.9	$1,437.1
Wirehouse and regional firms	991.6	821.9	1,171.8	1,558.0	1,156.6
Financial institutions	1,270.8	1,031.5	1,558.8	1,788.4	1,341.9
Life specialists	2.3	0.3	0.8	0.1	-
Affiliated
Nationwide Financial Network	331.0	328.8	413.2	416.0	275.4

Total individual variable annuities	$4,130.3	$3,486.8	$4,751.1	$5,606.4	$4,211.0

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$17.1	$7.0	$13.4	$20.7	$74.7
Wirehouse and regional firms	20.6	8.2	9.8	10.9	51.4
Financial institutions	774.3	129.4	72.4	55.0	369.9
Affiliated
Nationwide Financial Network	46.8	49.8	90.9	69.7	107.0

Total individual fixed annuities	$858.8	$194.4	$186.5	$156.3	$603.0

Income Products
Non-affiliated
Independent broker/dealers	$70.8	$76.9	$98.1	$101.8	$91.2
Wirehouse and regional firms	52.2	63.4	84.7	68.4	64.9
Financial institutions	23.4	29.2	30.7	30.3	27.0
Affiliated
Nationwide Financial Network	22.0	27.2	17.2	16.2	15.2

Total income products	$168.4	$196.7	$230.7	$216.7	$198.3

Advisory Services Program

Non-affiliated
Independent broker/dealers	$160.0	$205.3	$180.5	$98.6	$39.6
Financial institutions	8.9	8.1	15.5	11.6	4.2
Affiliated
Nationwide Financial Network	12.1	17.9	26.8	37.0	10.2

Total advisory services program	$181.0	$231.3	$222.8	$147.2	$54.0

Total individual investment sales	$5,338.5	$4,109.2	$5,391.1	$6,126.6	$5,066.3

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Variable Annuity Deferred Acquisition Costs

($ in millions)

	December 31, 2008
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$3,551.5	$285.5
2	3,868.7	317.3
3	3,363.7	195.0
4	2,320.8	139.5
5	2,465.6	130.8
6	2,812.8	119.7
7	2,893.3	103.6
8	2,512.9	103.7
9	1,902.7	88.5
10	1,338.3	64.8
11-15	4,507.0	222.3
16-20	1,159.0	50.3
21+	258.0	2.6

Total:	$32,954.3	$1,823.6	15.4%

	December 31, 2006
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$4,633.0	$285.2
2	3,194.1	174.3
3	3,639.6	186.5
4	4,425.8	191.2
5	4,584.6	165.4
6	4,697.1	169.4
7	4,599.3	153.3
8	2,862.0	97.0
9	2,514.9	89.7
10	1,934.5	84.0
11-15	5,635.7	233.9
16-20	783.7	30.1
21+	300.5	2.3

Total:	$43,804.8	$1,862.3	14.6%

	December 31, 2004
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$3,748.9	$253.1
2	4,649.3	259.9
3	4,844.1	239.2
4	5,106.3	243.4
5	4,917.0	206.2
6	3,813.5	148.0
7	3,708.0	121.0
8	2,624.7	101.5
9	2,315.0	84.8
10	1,690.1	62.5
11-15	3,427.8	132.6
16-20	316.6	13.6
21+	320.6	2.3

Total:	$41,481.9	$1,868.1	12.5%

December 31, 2007
Account Values	DAC Balance	Annualized Lapse Rate
$5,368.6	$290.5
4,762.3	189.8
3,177.3	160.6
3,598.2	173.8
4,310.5	178.7
4,363.6	154.0
4,593.7	163.6
3,533.0	140.7
2,309.3	97.3
2,164.7	89.6
6,371.0	294.7
1,247.3	51.0
322.0	3.4

$46,121.5	$1,987.7	14.9%

December 31, 2005
Account Values	DAC Balance	Annualized Lapse Rate
$3,000.3	$200.6
3,521.0	212.8
4,361.5	224.6
4,519.7	199.0
4,752.0	210.0
4,662.3	189.1
3,569.7	128.5
3,006.1	96.8
2,169.5	84.9
2,029.1	75.5
4,386.3	168.0
512.5	19.4
306.0	2.2

$40,796.0	$1,811.4	13.5%

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Retirement Plans

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$150.8	$137.8	$134.0	$132.5	$103.6
Administrative fees	8.9	8.7	36.0	11.8	14.5
Surrender fees	12.1	8.2	4.5	3.0	1.8

Total policy charges	171.8	154.7	174.5	147.3	119.9

Net investment income	647.6	661.4	652.2	655.2	650.8
Other income	163.1	229.1	288.9	343.7	320.6

Total operating revenues	982.5	1,045.2	1,115.6	1,146.2	1,091.3
Benefits
Interest credited to policyholder accounts	446.1	455.0	451.6	443.3	435.9

Total benefits	446.1	455.0	451.6	443.3	435.9

Expenses
Commissions	111.3	133.3	151.6	171.0	157.0
General operating expenses	238.6	251.7	282.3	285.3	288.5
Deferral of policy acquisition costs	(41.5)	(37.2)	(36.8)	(36.1)	(34.5)

Subtotal	308.4	347.8	397.1	420.2	411.0

Amortization of policy acquisition costs	39.9	47.4	38.3	27.4	40.6
Amortization of VOBA and other intangible assets	4.8	3.7	7.4	2.7	1.6

Total expenses	353.1	398.9	442.8	450.3	453.2

Pre-tax operating earnings	$183.3	$191.3	$221.2	$252.6	$202.2

Key Ratios/Statistics
Average Account Values:
General account	$10,175.6	$10,881.2	$11,093.0	$11,135.3	$11,202.4
Separate account	20,287.9	19,792.0	18,512.4	17,723.6	13,993.9
Non insurance assets	8,315.6	12,500.3	16,515.0	20,747.9	19,759.9
Administration only	21,995.8	24,289.9	25,904.7	29,844.5	28,652.1

Total average retirement plan account values	$60,774.9	$67,463.4	$72,025.1	$79,451.3	$73,608.3

Earned rate	6.36%	6.08%	5.88%	5.88%	5.81%
Credited rate	4.38%	4.18%	4.07%	3.98%	3.89%

Interest spread on average general account values	1.98%	1.90%	1.81%	1.90%	1.92%
Income from mortgage loan prepayments and bond call premiums	0.18%	0.20%	0.09%	0.11%	0.07%

Base interest spread on average general account values	1.80%	1.70%	1.72%	1.79%	1.85%

Total asset fees to average separate account values	0.74%	0.70%	0.72%	0.75%	0.74%

General operating expenses to average account values	0.39%	0.37%	0.39%	0.36%	0.39%

Pre-tax operating earnings to average account values	0.30%	0.28%	0.31%	0.32%	0.27%

Pre-tax operating earnings to operating revenues	18.7%	18.3%	19.8%	22.0%	18.5%

Average allocated capital	$724.4	$773.9	$815.1	$770.4	$763.3

Return on average allocated capital	18.9%	20.7%	19.8%	23.4%	18.4%

Note: The results of operations of The 401(k) Company are reflected as discontinued operations for 2007 and all prior years.

Retirement Plans Account Value Activity
($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
Balance, beginning of period	$22,789.2	$26,503.1	$29,758.8	$32,645.3	$32,286.5

New deposits/sales	5,619.9	6,104.9	6,203.8	6,629.9	6,000.8
Participant withdrawals and surrenders	(4,308.0)	(4,721.0)	(5,266.4)	(5,803.0)	(5,380.2)

Net flows	1,311.9	1,383.9	937.4	826.9	620.6
Investment performance/interest credited to policyholder accounts	2,596.3	2,083.3	3,654.9	2,497.5	(8,961.6)
Policy charges and other	(194.3)	(211.5)	(226.9)	(265.5)	(227.1)
Net, case acquisitions/(terminations)	-	-	(1,478.9)	(3,417.7)	(71.2)

Balance, end of period	$26,503.1	$29,758.8	$32,645.3	$32,286.5	$23,647.2

Public Sector Pension Plans
Balance, beginning of period	$34,545.4	$38,925.2	$40,092.0	$43,951.8	$48,260.1

New deposits/sales	3,637.1	3,881.6	4,018.4	4,268.1	4,480.0
Participant withdrawals and surrenders	(2,242.5)	(2,638.9)	(2,412.8)	(3,057.8)	(3,256.5)

Net flows	1,394.6	1,242.7	1,605.6	1,210.3	1,223.5
Investment performance/interest credited	2,869.6	2,577.1	3,802.9	3,648.4	(10,057.8)
Policy charges and other	(65.8)	(69.4)	(94.8)	(82.3)	(70.4)
Net, case acquisitions/(terminations)	181.4	(2,583.6)	(1,453.9)	(468.1)	(204.5)

Balance, end of period	$38,925.2	$40,092.0	$43,951.8	$48,260.1	$39,150.9

Total retirement plan account values	$65,428.3	$69,850.8	$76,597.1	$80,546.6	$62,798.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Retirement Plans

Account Values by Product

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
BEST of AMERICA annuity products	$8,845.8	$7,791.9	$7,557.1	$7,178.6	$4,543.5
BEST of AMERICA trust products	10,558.4	14,479.5	18,834.1	21,814.6	15,920.8

Subtotal BEST of AMERICA	19,404.2	22,271.4	26,391.2	28,993.2	20,464.3

Nationwide Financial Network products	1,483.7	1,378.4	1,268.2	1,014.5	778.5
Nationwide employee and agent benefit plans	4,985.3	5,504.2	4,435.6	1,795.4	1,954.4
Other	629.9	604.8	550.3	483.4	450.0

Total private sector pension plans	$26,503.1	$29,758.8	$32,645.3	$32,286.5	$23,647.2

Public Sector Pension Plans
IRC Section 457 annuities	$14,889.2	$15,790.2	$15,979.5	$17,096.3	$14,396.6
Administration only agreements	24,036.0	24,301.8	27,972.3	31,163.8	24,754.3

Total public sector pension plans	$38,925.2	$40,092.0	$43,951.8	$48,260.1	$39,150.9

Total retirement plan account values	$65,428.3	$69,850.8	$76,597.1	$80,546.6	$62,798.1

Retirement Plans Sales by Product

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
BEST of AMERICA annuity products	$1,679.7	$1,371.1	$1,230.2	$1,064.7	$863.0
BEST of AMERICA trust products	3,232.0	3,974.9	4,504.0	5,126.3	4,710.6

Subtotal BEST of AMERICA	4,911.7	5,346.0	5,734.2	6,191.0	5,573.6

Nationwide Financial Network products	335.8	205.9	188.2	149.4	176.7
Other	28.1	75.8	69.4	82.7	111.1

Total private sector pension plans	$5,275.6	$5,627.7	$5,991.8	$6,423.1	$5,861.4

Public Sector Pension Plans
IRC Section 457 annuities	$1,514.2	$1,544.8	$1,533.3	$1,548.5	$1,771.8
Administration only agreements	2,122.9	2,336.9	2,484.9	2,719.6	2,706.7

Total public sector pension plans	$3,637.1	$3,881.7	$4,018.2	$4,268.1	$4,478.5

Total retirement plan sales	$8,912.7	$9,509.4	$10,010.0	$10,691.2	$10,339.9

Retirement Plans Sales by Channel

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$3,154.4	$3,412.0	$3,594.0	$4,011.0	$3,611.6
Wirehouse and regional firms	863.7	953.7	1,104.7	1,162.0	1,055.4
Financial institutions	493.3	551.2	559.8	546.9	578.6
Pension plan administrators	476.1	469.0	532.8	507.7	459.1
Affiliated
Nationwide Retirement Solutions	28.8	33.0	32.0	31.8	31.4
Nationwide Financial Network	259.3	208.8	168.5	163.7	125.3

Total private sector pension plans	$5,275.6	$5,627.7	$5,991.8	$6,423.1	$5,861.4

Public Sector Pension Plans
Nationwide Retirement Solutions	$3,637.1	$3,881.7	$4,018.2	$4,268.1	$4,478.5

Total retirement plan sales	$8,912.7	$9,509.4	$10,010.0	$10,691.2	$10,339.9

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Protection

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$34.4	$40.2	$45.8	$53.1	$47.8
Cost of insurance charges	379.7	388.5	402.0	420.5	449.7
Administrative fees	93.3	90.0	82.7	80.5	92.2
Surrender fees	30.0	27.9	22.6	19.9	28.0

Total policy charges	537.4	546.6	553.1	574.0	617.7

Net Investment Income
General account assets	487.2	492.7	484.5	489.4	499.7
Charge for invested capital	(19.3)	(17.6)	(16.4)	(17.1)	(12.9)

Total net investment income	467.9	475.1	468.1	472.3	486.8

Premiums	311.9	297.0	299.0	299.4	297.5
Other income	1.0	2.4	0.8	4.0	3.2

Total operating revenues	1,318.2	1,321.1	1,321.0	1,349.7	1,405.2

Benefits
Interest credited to policyholder accounts	189.4	190.7	191.7	192.0	196.1
Life benefits	409.4	419.5	444.4	449.4	508.7
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	700.2	717.5	726.8	724.5	797.9

Expenses
Commissions	148.9	140.2	137.8	140.8	162.6
General operating expenses	269.7	260.4	261.0	247.7	262.8
Deferral of policy acquisition costs	(204.1)	(201.1)	(200.8)	(196.6)	(226.6)

Subtotal	214.5	199.5	198.0	191.9	198.8

Amortization of policy acquisition costs	114.4	102.7	81.6	93.1	129.9
Amortization of VOBA and other intangible assets	41.8	35.3	33.8	40.4	22.1

Total expenses	370.7	337.5	313.4	325.4	350.8

Pre-tax operating earnings	$247.3	$266.1	$280.8	$299.8	$256.5

Key Ratios/Statistics
General operating expenses to operating revenues	20.5%	19.7%	19.8%	18.4%	18.7%
Pre-tax operating earnings to operating revenues	18.8%	20.1%	21.3%	22.2%	18.3%
Average allocated capital	$1,731.1	$1,788.9	$1,849.2	$1,965.2	$2,036.9
Return on average allocated capital	9.7%	10.5%	10.5%	10.6%	8.6%

Note:            The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Individual Protection Policy Reserves
($ in millions)	2004	2005	2006	2007	2008
Individual investment life	$4,962.1	$5,329.5	$5,842.5	$6,298.2	$4,159.4
Corporate investment life - excluding experience rated BOLI	5,063.0	5,613.8	6,600.9	7,192.9	7,472.7
Corporate investment life - experience rated BOLI	381.1	1,130.8	1,913.5	2,085.9	1,076.2

Subtotal investment life	10,406.2	12,074.1	14,356.9	15,577.0	12,708.3

Traditional life	4,278.9	4,225.2	4,170.9	4,156.4	4,154.8
Universal life	997.9	1,089.3	1,159.0	1,257.1	1,386.9

Subtotal fixed life	5,276.8	5,314.5	5,329.9	5,413.5	5,541.7

Total individual protection policy reserves	$15,683.0	$17,388.6	$19,686.8	$20,990.5	$18,250.0

Individual Protection Insurance In Force
($ in millions)	2004	2005	2006	2007	2008
Individual investment life	$56,836.7	$57,021.7	$57,536.7	$57,772.0	$55,352.8
Corporate investment life - excluding experience rated BOLI	9,774.3	10,305.0	11,451.7	11,980.3	11,347.5
Corporate investment life - experience rated BOLI	1,129.8	13,330.5	13,312.7	13,311.2	13,259.3

Subtotal investment life	67,740.8	80,657.2	82,301.1	83,063.5	79,959.6

Traditional life	32,979.4	36,589.3	41,061.3	43,970.7	53,685.7
Universal life	8,505.5	9,114.6	9,950.3	10,484.5	11,714.8

Subtotal fixed life	41,484.9	45,703.9	51,011.6	54,455.2	65,400.5

Total individual protection insurance in force	$109,225.7	$126,361.1	$133,312.7	$137,518.7	$145,360.1

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Individual Protection

Sales by Product

($ in millions)	2004	2005	2006	2007	2008
BEST of AMERICA Variable Life Series
First year sales	$131.7	$121.9	$138.0	$141.9	$107.1
Renewal sales	307.9	304.1	299.3	307.0	285.0

Total BEST of AMERICA variable life series	439.6	426.0	437.3	448.9	392.1

Nationwide Financial Network Variable Life Products
First year sales	32.0	24.0	21.0	6.7	6.1
Renewal sales	223.8	205.0	180.7	183.7	155.7

Total Nationwide Financial Network variable life products	255.8	229.0	201.7	190.4	161.8

Corporate Owned Life Insurance (COLI)
First year sales	157.0	227.8	396.6	181.9	211.1
Renewal sales	407.5	429.7	409.3	370.8	334.0

Total COLI	564.5	657.5	805.9	552.7	545.1

Traditional/Universal life
First year sales	114.6	111.4	102.6	120.9	160.5
Renewal sales	392.3	401.3	414.5	433.5	447.2

Total traditional/universal life	506.9	512.7	517.1	554.4	607.7

Total individual protection sales	$1,766.8	$1,825.2	$1,962.0	$1,746.4	$1,706.7

Individual Protection Sales by Channel
($ in millions)	2004	2005	2006	2007	2008
Non-affiliated
Independent broker/dealers	$286.3	$260.5	$265.7	$278.7	$302.1
Wirehouse and regional firms	64.0	65.3	62.6	79.7	71.1
Financial institutions	47.8	58.6	57.9	69.0	64.0
Life specialists	380.5	382.1	579.8	329.5	353.6
Affiliated
Nationwide Financial Network	804.0	783.3	769.9	766.3	724.4
Mullin TBG	184.2	275.4	226.1	223.2	191.5

Total individual protection sales	$1,766.8	$1,825.2	$1,962.0	$1,746.4	$1,706.7

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Investment Life

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$34.4	$40.2	$45.8	$53.1	$47.8
Cost of insurance charges	334.9	339.0	344.3	353.1	363.4
Administrative fees	79.4	75.7	67.7	58.3	58.5
Surrender fees	29.2	26.3	20.2	17.3	24.3

Total policy charges	477.9	481.2	478.0	481.8	494.0

Net Investment Income
General account assets	150.2	157.2	150.8	152.4	153.3
Charge for invested capital	(19.3)	(17.6)	(16.4)	(17.1)	(12.9)

Total net investment income	130.9	139.6	134.4	135.3	140.4

Other income	1.0	2.4	0.8	4.0	3.2

Total operating revenues	609.8	623.2	613.2	621.1	637.6

Benefits
Interest credited to policyholder accounts	117.0	116.3	112.4	113.5	113.2
Life benefits	128.1	128.4	141.8	144.3	176.3

Total benefits	245.1	244.7	254.2	257.8	289.5

Expenses
Commissions	106.4	105.5	97.4	94.4	88.7
General operating expenses	148.7	132.8	133.8	126.4	145.0
Deferral of policy acquisition costs	(149.1)	(142.8)	(133.1)	(130.4)	(128.8)

Subtotal	106.0	95.5	98.1	90.4	104.9

Amortization of policy acquisition costs	85.1	85.7	80.2	57.2	86.5
Amortization of VOBA and other intangible assets	24.2	26.2	24.7	31.4	11.6

Total expenses	215.3	207.4	203.0	179.0	203.0

Pre-tax operating earnings	$149.4	$171.1	$156.0	$184.3	$145.1

Key Ratios/Statistics
Cost of insurance per $1,000 of average net amount at risk (1)	$5.88	$6.01	$6.10	$6.27	$6.48
Life benefits per $1,000 of average net amount at risk (1)	$2.25	$2.28	$2.51	$2.56	$3.14
General operating expenses to operating revenues	24.4%	21.3%	21.8%	20.4%	22.7%
Pre-tax operating earnings to operating revenues	24.5%	27.5%	25.4%	29.7%	22.8%
Average allocated capital	$1,191.5	$1,246.1	$1,273.2	$1,303.2	$1,291.6
Return on average allocated capital	8.8%	10.2%	8.9%	10.3%	8.0%

  (1)  Excludes experience rated BOLI corporate investment life.

Note:          The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Investment Life Policy Reserve Activity

($ in millions)	2004	2005	2006	2007	2008
Balance, beginning of period	$8,845.3	$10,406.2	$12,074.1	$14,356.9	$15,577.0

Deposits	1,642.7	2,153.8	2,208.6	1,265.6	1,187.7
Withdrawals and surrenders	(467.4)	(780.8)	(576.7)	(639.7)	(548.5)

Net flows	1,175.3	1,373.0	1,631.9	625.9	639.2

Investment performance/interest credited to policyholder accounts	842.8	731.6	1,290.5	1,064.1	(4,482.9)
Policy charges	(478.0)	(481.4)	(477.9)	(481.1)	(495.2)
Benefits and other	20.8	46.2	(161.7)	11.2	1,470.2
Acquired business	-	(1.5)	-	-	-

Balance, end of period	$10,406.2	$12,074.1	$14,356.9	$15,577.0	$12,708.3

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Fixed Life

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Cost of insurance charges	$44.8	$49.5	$57.7	$67.4	$86.3
Administrative fees	13.9	14.3	15.0	22.2	33.7
Surrender fees	0.8	1.6	2.4	2.6	3.7

Total policy charges	59.5	65.4	75.1	92.2	123.7

Net investment income	337.0	335.5	333.7	337.0	346.4
Premiums	311.9	297.0	299.0	299.4	297.5

Total operating revenues	708.4	697.9	707.8	728.6	767.6

Benefits
Interest credited to policyholder accounts	72.4	74.4	79.3	78.5	82.9
Life benefits	281.3	291.1	302.6	305.1	332.4
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	455.1	472.8	472.6	466.7	508.4

Expenses
Commissions	42.5	34.7	40.4	46.4	73.9
General operating expenses	121.0	127.6	127.2	121.3	117.8
Deferral of policy acquisition costs	(55.0)	(58.3)	(67.7)	(66.2)	(97.8)

Subtotal	108.5	104.0	99.9	101.5	93.9

Amortization of policy acquisition costs	29.3	17.0	1.4	35.9	43.4
Amortization of VOBA and other intangible assets	17.6	9.1	9.1	9.0	10.5

Total expenses	155.4	130.1	110.4	146.4	147.8

Pre-tax operating earnings	$97.9	$95.0	$124.8	$115.5	$111.4

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$6.77	$6.70	$6.25	$5.87	$5.64
General operating expenses to operating revenues	17.1%	18.3%	18.0%	16.6%	15.3%
Pre-tax operating earnings to operating revenues	13.8%	13.6%	17.6%	15.9%	14.5%
Average allocated capital	$539.6	$542.9	$576.1	$662.0	$745.2
Return on average allocated capital	11.8%	11.4%	14.1%	11.3%	9.7%

Fixed Life

Policy Reserve Activity

($ in millions)	2004	2005	2006	2007	2008
Traditional/Universal Life
Balance, beginning of period	$5,051.8	$5,276.8	$5,314.5	$5,329.9	$5,413.5

Deposits	457.6	448.6	455.9	492.9	529.6
Withdrawals and surrenders	(196.9)	(214.0)	(214.5)	(236.9)	(239.7)

Net flows	260.7	234.6	241.4	256.0	289.9

Interest credited to policyholder accounts	72.4	74.4	83.9	80.7	83.5
Policy charges	(59.5)	(65.4)	(74.8)	(93.4)	(124.7)
Benefits and other	(48.6)	(205.9)	(235.1)	(159.7)	(120.5)

Balance, end of period	$5,276.8	$5,314.5	$5,329.9	$5,413.5	$5,541.7

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Corporate and Other Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Net investment income
General account assets	$247.6	$337.8	$400.2	$507.2	$303.3
Periodic net coupon settlements on non-qualifying derivatives	(4.2)	(0.1)	(1.4)	(0.9)	$-

Total net investment income	243.4	337.7	398.8	506.3	303.3

Operating realized gains (losses)	8.7	2.6	9.7	(12.4)	(100.0)
Other income	169.0	163.2	191.4	222.1	179.2

Total operating revenues	421.1	503.5	599.9	716.0	382.5

Benefits
Interest credited
Products	84.2	144.9	209.9	262.3	199.7
Periodic net coupon settlements on non-qualifying derivatives	2.5	1.2	-	0.1	-

Total benefits	86.7	146.1	209.9	262.4	199.7

Expenses
Commissions	24.7	26.5	28.4	28.9	15.4
General operating expenses	139.9	146.1	191.8	227.5	249.2
Amortization of VOBA and other intangible assets	0.6	0.6	1.6	1.8	1.4
Debt extinguishment costs	-	21.7	-	10.2	-
Interest expense	102.4	107.6	103.1	110.6	105.6

Total expenses	267.6	302.5	324.9	379.0	371.6

Pre-tax operating earnings (loss)	$66.8	$54.9	$65.1	$74.6	$(188.8)

Note:      The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc. and Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued for 2005 and 2004.

Medium Term Notes

($ in millions)	2004	2005	2006	2007	2008
Key Ratios/Statistics
Daily Average Account Values:
General account	$4,701.8	$4,048.7	$4,055.9	$4,323.7	$4,127.1

Earned rate	3.09%	4.87%	6.29%	6.43%	4.87%
Credited rate	1.79%	3.58%	5.14%	5.35%	3.92%

Interest spread on daily average general account values	1.30%	1.29%	1.15%	1.08%	0.95%
Income from mortgage loan prepayments and bond call premiums	0.20%	0.14%	0.07%	0.19%	0.04%

Base interest spread on daily average general account values	1.10%	1.15%	1.08%	0.89%	0.91%

Corporate and Other Account Value Activity

($ in millions)	2004	2005	2006	2007	2008
Medium Term Notes
Balance, beginning of period	$4,606.3	$4,401.6	$3,998.2	$4,599.5	$4,525.7

Deposits	900.0	900.0	1,775.0	1,349.8	125.0
Maturities	(1,115.2)	(1,305.4)	(1,180.3)	(1,420.0)	(1,423.8)

Net flows	(215.2)	(405.4)	594.7	(70.2)	(1,298.8)
Interest credited to policyholder accounts and amortization	88.4	151.2	213.4	232.6	161.4
Other benefits - interest payments	(77.9)	(149.2)	(206.8)	(236.2)	(171.1)

Balance, end of period	$4,401.6	$3,998.2	$4,599.5	$4,525.7	$3,217.2

Nationwide Bank	$-	$-	$222.3	$798.3	$1,763.5
Nationwide Funds Group	$2,301.8	$3,019.6	$2,840.6	$1,917.3	$1,345.8

Total corporate and other account values	$6,703.4	$7,017.8	$7,662.4	$7,241.3	$6,326.5

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Glossary

Advisory services program - Investment products, including mutual funds, separately managed accounts and variable annuities, provided with advice services, such as asset allocation profiling, through an asset-based fee compensation model.

Allocated capital - A non-GAAP financial measure that is calculated by adding target surplus (calculated as 225% of NAIC defined risk based capital), to the following after-tax amounts: unamortized DAC, the difference between statutory benefit reserves and GAAP benefit reserves, the difference between GAAP invested assets and statutory invested assets, unamortized VOBA, unamortized deferred software costs, unamortized intangible assets, unamortized goodwill, unamortized debt issue costs, unamortized deferred revenue, less deferred premiums.

Annuity - A contract that provides a periodic stream of cash flows at regular intervals for a specified period of time, such as number of years or for life.

Asset fees to average separate account values - A financial measure that is calculated by dividing asset fees by average separate account values.

Average allocated capital - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending allocated capital amounts of a quarter for a quarterly average, or the mean average of the beginning of the year allocated capital amount and the ending allocated capital amounts for each of the four quarters for a yearly average.

Average equity - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending equity, excluding accumulated other comprehensive income and noncontrolling interest for a quarterly average, or the mean average of the beginning of the year equity excluding accumulated other comprehensive income and noncontrolling interest and the ending equity, excluding accumulated other comprehensive income and noncontrolling interest for each of the four quarters for a yearly average.

Average in force - A metric that is calculated by taking the mean average of the beginning and ending in force amounts of a quarter for a quarterly average, or the mean average of the beginning of the year in force amount and the ending in force amounts for each of the four quarters for a yearly average.

BOLI (Bank Owned Life Insurance) - Generally refers to a large single premium purchase of a Modified Endowment Contract to informally fund a block of employee benefit liabilities.

COLI (Corporate Owned Life Insurance) - Broadly describes the use of life insurance to informally fund a block of employee benefits. In its truest form refers to corporate owned life insurance but could also refer to other ownership arrangements such as split-dollar.

Cost of Insurance per $1,000 of average net amount at risk - A non-GAAP financial measure that is calculated by annualizing the cost of insurance and dividing by the net amount at risk divided by one thousand.

Credited Rate - A financial measure that is calculated by dividing interest credited by average general account values.

Deferred Annuity - An annuity that can be paid either with a single premium or a series of installments, providing for the income payments to begin at some future date.

Deferred Compensation Plan - A benefit plan that allows an employee to save pre-tax dollars. Many are set up similar to a 401(k) plan, including multiple investment options, but without regulated limits on the amount that can be deposited.

Deferred Policy Acquisition Costs - The unamortized policy acquisition costs which are capitalized and charged to expense in proportion to premiums or estimated gross profits depending on the type of underlying contract. See Policy Acquisition Costs.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Glossary

Defined Benefit Plan - A qualified pension plan under Section 401 of the Internal Revenue code which defines the retirement benefit to plan participants. The definition of the retirement benefit may include such variables as age, length of service, and compensation, but it would not reflect the investment experience of the assets held to fund these benefits.

Defined Contribution Plan - A benefit plan under which contributions are fixed in advance by formula, and benefits to retiring employees may vary.

Deposits - Premiums received for interest sensitive life insurance, annuities or life insurance products.

Dollar Cost Averaging - Paying a fixed amount of premium at regular intervals regardless of the unit values of the selected variable accounts or the current interest rate on new premiums paid into the guaranteed account.

Earned Rate - A financial measure that is calculated by dividing net investment income by average general account values.

Fixed Annuity - An annuity contract in which premiums paid are credited with a fixed rate of return by the life insurance company.

GAAP - Refers to accounting principles generally accepted in the United States of America.

General Account - An undivided account in which all investments are held that are not held in the separate account.

General operating expenses to average account values - A GAAP financial measure that is calculated by dividing general operating expenses by average account values.

Group Annuity - A pension plan providing annuities at retirement to a group of people under a master contract. It usually is issued to an employer for the benefit of employees.

Immediate Annuity - An annuity providing for payment to begin immediately after a single premium is paid.

Internal Replacement - Transaction whereby a policyholder’s existing insurance product or investment contract is replaced with a similar product issued by the same entity.

Interest spread on average general account assets - A financial measure that is calculated by subtracting the credited rate from the earned rate.

Lapse - Termination of a policy because of failure to pay the premium.

Leverage, excluding AOCI and NCI - A non-GAAP financial measure that is calculated by dividing long-term debt by total capital, excluding accumulated other comprehensive income (AOCI) and noncontrolling interest (NCI).

Life benefits per $1,000 of average net amount at risk - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average net amount at risk divided by one thousand, excluding separate account corporate investment life business.

Life benefits per $1,000 of average in force - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average in force amount divided by one thousand, excluding separate account corporate investment life business.

Life Insurance In Force - The sum of the face amounts, plus dividend additions, of life insurance policies outstanding at a given time.

Nationwide Financial Network - Refers to the affiliated distribution channel that was formerly referred to as Nationwide Provident Producers.

Net Amount at Risk - Insurance in force less accumulated account value. Pertains to investment life products and is the amount for which cost of life insurance is assessed.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Glossary

Net operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting net income (loss) to exclude net realized gains and losses on investments not related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), hedging instruments and hedged items, adjustment to amortization related to net realized gains and losses, discontinued operations and cumulative effect of adoption of accounting principles, if any, all net of tax.

Non-GAAP financial measures - Key performance indicators used by management that have not been calculated in accordance with GAAP. None of these non-GAAP financial measures should be viewed as substitutes for any GAAP financial measures.

Operating realized gains and (losses) - A non-GAAP financial measure that represents net realized gains and (losses) on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Operating return on average equity - A non-GAAP financial measure that is calculated by annualizing net operating earnings (loss) and dividing by average equity excluding accumulated other comprehensive income and noncontrolling interest.

Operating revenues - A non-GAAP financial measure that is calculated by adjusting total revenues to include only net realized gains and losses on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Persistency - Percentage of life insurance policies or annuity contracts remaining in force from one period to another.

Policy Acquisition Costs - Expenses that vary with and are primarily related to the acquisition of new and renewal insurance contracts.

Pre-tax operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting earnings (loss) from continuing operations before federal income taxes and cumulative effect of adoption of accounting principles, if any, to exclude adjustment to amortization related to net realized gains and losses, and net realized gains and losses on investments, hedging instruments and hedged items, except for operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Pre-tax operating earnings (loss) to average account values - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by average account values.

Pre-tax operating earnings (loss) to operating revenues - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by operating revenues.

Qualified Plan - A plan purchased with pre-tax dollars, generally under a pension plan, specially sponsored program, or individual retirement account that the Internal Revenue Service approves as meeting the requirements of Section 401(a) of the 1986 Internal Revenue Code, as amended. Such plans receive tax advantages.

Ratio of pre-tax operating earnings (loss) before interest to interest expense - A non-GAAP financial measure that is calculated by subtracting interest expense from pre-tax operating earnings (loss) and dividing the product by interest expense.

Return on average allocated capital - A non-GAAP financial measure that is calculated by dividing annualized after-tax operating earnings (loss) by average allocated capital.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Glossary

Sales - Sales refers to a production volume metric that Nationwide Financial regularly monitors and reports. Sales or similar measures are commonly used in the insurance industry as a measure of the volume of new and renewal business generated in a period.

Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP, including sales as it relates to non-insurance companies. Additionally, Nationwide Financial’s definition of sales may differ from that used by other companies. As used in the insurance industry, sales, or similarly titled measures, generate customer funds managed and administered, which ultimately drive revenues.

As calculated and analyzed by management, statutory premiums and deposits on individual and group annuities and life insurance products calculated in accordance with accounting practices prescribed or permitted by regulatory authorities and deposits on administration-only group retirement plans and the advisory services program are adjusted as described below to arrive at sales.

Life insurance premiums determined on a GAAP basis are significantly different than statutory premiums and deposits. Life insurance premiums determined on a GAAP basis are recognized as revenue when due, as calculated on an accrual basis in proportion to the service provided and performance rendered under the contract. In addition, many life insurance and annuity products involve an initial deposit or a series of deposits from customers. These deposits are accounted for as such on a GAAP basis and therefore are not reflected in the GAAP income statement. On a statutory basis, life insurance premiums collected (cash basis) and deposits received (cash basis) are aggregated and reported as statutory premiums and annuity consideration revenues.

Sales, as reported by Nationwide Financial, are stated net of internal replacements, which management believes provides a more meaningful disclosure of production in a given period. In addition, Nationwide Financial’s definition of sales excludes funding agreements issued under its medium term note program; asset transfers associated with large case bank-owned life insurance and large case retirement plan acquisitions; and deposits into Nationwide employee and agent benefit plans. Although these products contribute to asset and earnings growth, their production flows potentially can mask trends in the underlying business and thus do not provide meaningful comparisons and analyses.

Management believes that the presentation of sales as measured for management purposes enhances the understanding of the Company’s business and helps depict longer-term trends that may not be apparent in the results of operations due to differences between the timing of sales and revenue recognition.

Separate Account - A separate investment account established and maintained by an insurance enterprise used primarily for variable products. This arrangement permits wider latitude in the choice of investments for contract holders.

Surrender Charges - Charges made against withdrawals from the contract value of most variable annuities for a period of time, typically four to seven years.

Statutory capital and surplus - A financial measure that is calculated based on accounting practices prescribed or permitted by the department of insurance of the state of domicile. Each of the states in which the Company’s insurance companies are domiciled has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. The Company’s insurance subsidiaries have no statutory accounting practices that differ from NAIC SAP.

Universal Life Insurance - A flexible premium, adjustable benefit life insurance contract that accumulates cash values through the receipt of contractually determined interest credited.

Variable Annuity - An annuity contract in which the funds are invested in investments for which the underlying values can fluctuate.

Variable Life Insurance - A securities-based whole life insurance policy that employs a fixed premium and provides variable cash values and death benefit, dependent upon the performance of the separate account investment election.

Variable Universal Life Insurance - A type of variable life insurance that has flexible premiums.

Value of Business Acquired (VOBA) - Reflects the estimated fair value of the Nationwide Provident business in-force and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the Nationwide Financial Network Merger.

Nationwide Financial Services, Inc.

Statistical Supplement

June 30, 2009

Notes

This report is for information purposes only. It should be read in conjunction with documents filed by Nationwide Financial Services, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.